                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             Harris Financial Inc.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

              [LETTERHEAD OF HARRIS FINANCIAL, INC. APPEARS HERE]


                         March 18, 1999


Dear Shareholder:

     You are cordially invited to attend the 1999 Annual Meeting of Shareholders of Harris Financial, Inc., a parent of Harris Savings Bank, at the C. Ted Lick Wildwood Conference Center, Harrisburg Area Community College, One HACC Drive, Harrisburg, Pennsylvania 17110-2999 on Tuesday, April 20, 1999, at 10:00 a.m., prevailing time. Enclosed you will find an Annual Report together with a Notice of Annual Meeting and accompanying Proxy Statement. The Proxy Statement describes the business to be transacted at the meeting and provides other information concerning the Corporation and the Bank which you should be aware of when you vote your shares.

     The principal business of the Annual Meeting will be the election of Directors, the ratification and approval of the Harris Financial, Inc. 1999 Incentive Stock Option Plan; the ratification and approval of the Harris Financial, Inc. 1999 Stock Option Plan for Outside Directors and such other business as may properly be presented at the meeting. In addition, we plan to review the status of the Corporation's and the Bank's business at the meeting.

     It is important that your shares be represented whether or not you are personally able to attend. In order to ensure that you will be represented, we ask that you promptly sign, date, and return the enclosed proxy card.


                              Sincerely,

                              /s/ Charles C. Pearson
                              Charles C. Pearson, Jr.
                              President and Chief Executive Officer

              [LETTERHEAD OF HARRIS FINANCIAL, INC APPEARS HERE]


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 20, 1999

TO THE SHAREHOLDERS OF HARRIS FINANCIAL, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Harris Financial, Inc., (the "Corporation") will be held on Tuesday, April 20, 1999, at the C. Ted Lick Wildwood Conference Center, Harrisburg Area Community College, One HACC Drive, Harrisburg, Pennsylvania 17110-2999 at 10:00 a.m., prevailing time, for the following purposes:

     . To elect four (4) Class II Directors to serve until the expiration of their three-year term and until their successors are duly elected and qualified.

     . The ratification and approval of the Harris Financial, Inc. 1999 Incentive Stock Option Plan.

     . The ratification and approval of the Harris Financial, Inc. 1999 Stock Option Plan for Outside Directors.

     . Transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     In accordance with the By-laws of the Corporation, and action by the Board of Directors, only those shareholders of record as of the close of business on March 8, 1999, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     A copy of the Corporation's Annual Report for the fiscal year ended December 31, 1998, is being mailed to shareholders with this Notice.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. YOUR COOPERATION IS APPRECIATED SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.

                         By the Corporation Pursuant to an
                         Order of its Board of Directors

                         /s/ Charles C. Pearson
                         Charles C. Pearson, Jr.
                         President and Chief Executive Officer

March 18, 1999
Harrisburg, Pennsylvania

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IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COROPRATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
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                                     INDEX

                                                                                                             Page
                                                                                                            ------
INTRODUCTION...............................................................................................        1
     Solicitation and Voting of Proxies....................................................................        2
     Revocability of Proxy.................................................................................        2
     Voting Securities, Record Date and Quorum.............................................................        2
PRINCIPAL BENEFICIAL OWNERS OF THE CORPORATION'S COMMON STOCK..............................................        3
     Principal Owners......................................................................................        3
     Beneficial Ownership by Officers, Directors and Nominees..............................................        4
MARKET INFORMATION.........................................................................................        7
DIVIDEND POLICY............................................................................................        8
     General...............................................................................................        8
     Dividend Waivers by the Mutual Holding Company........................................................        8
ELECTION OF DIRECTORS......................................................................................       10
     Class II Nominees Proposed By the Board of Directors To Serve Until 2002..............................       10
     Continuing Class III Directors To Serve Until 2000....................................................       11
     Continuing Class III Director to Serve Until 1999.....................................................       11
     Continuing Class I Directors To Serve Until 2001......................................................       12
     Director Emeritus.....................................................................................       12
     Meetings and Committees of the Board..................................................................       12
     Section 16(a) Beneficial Ownership Compliance.........................................................       13
     Executive Officers Who Are Not Directors..............................................................       13
     Certain Transactions..................................................................................       14
     Executive Compensation................................................................................       16
     Compensation of Directors.............................................................................       20
     Compensation Committee Interlocks and Insider Participation...........................................       21
     Board Compensation Committee Report on Executive Compensation.........................................       21
     Shareholder Return Performance Graph..................................................................       23
PROPOSAL #2:...............................................................................................       24
     Ratification and Approval of the Harris Financial, Inc. 1999 Incentive Stock Option Plan..............       24
     General...............................................................................................       24
     Principal Features of the Incentive SOP...............................................................       24
     Federal Income Tax Consequences.......................................................................       26
PROPOSAL #3:...............................................................................................       29
     Ratification and Approval of the Harris Financial, Inc. 1999 Stock Option Plan for Outside Directors..       29
     General...............................................................................................       29
     Principal Features of the Directors SOP...............................................................       29
     Federal Income Tax Consequences.......................................................................       31
INCENTIVE SOP AND DIRECTORS SOP 1999 CONDITIONAL GRANTS....................................................       33
LEGAL PROCEEDINGS..........................................................................................       34
INDEPENDENT PUBLIC ACCOUNTANTS.............................................................................       34
ANNUAL REPORT..............................................................................................       34
SHAREHOLDER PROPOSALS......................................................................................       34
OTHER MATTERS..............................................................................................       34
ADDITIONAL INFORMATION.....................................................................................       35
APPENDIX "A" (10 PAGES)....................................................................................  36 - 45
APPENDIX "B" (6 PAGES).....................................................................................  46 - 51

                            HARRIS FINANCIAL, INC.
                                PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON APRIL 20, 1999


                                 INTRODUCTION

     This Proxy Statement and enclosed form of proxy are being furnished in connection with the solicitation by the Board of Directors of Harris Financial, Inc., (the "Corporation"), a Pennsylvania corporation, of proxies to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 20, 1999, at the C. Ted Lick Wildwood Conference Center, Harrisburg Area Community College, One HACC Drive, Harrisburg, Pennsylvania 17110-2999 at 10:00 a.m., prevailing time, and at any adjournment or postponement of the Annual Meeting.

     The principal executive office of the Corporation is located at 235 North Second Street, Harrisburg, Pennsylvania 17101. The Corporation was incorporated in February, 1997, and organized in September, 1997, in the reorganization of Harris Financial, MHC, and Harris Savings Bank's corporate structures.

     The organization's corporate structure is now established as set forth in the following diagram:




               ------------------------
                    Harris Financial,
                          MHC

               ------------------------



                                  75.0% of Corporation Common Stock


               ------------------------                          ---------------
                    Harris Financial,     25.0% of Corporation      Minority
                          Inc.            Common Stock            Shareholders
                                        ------------------------
               ------------------------                          ---------------




               ------------------------
                   Harris Savings Bank


               ------------------------


     Harris Savings Bank is the wholly-owned subsidiary of the Corporation. The Corporation's stock is owned by Harris Financial, MHC (the "Mutual Holding Company") approximately 75.0% and minority shareholders, approximately 25.0%.

     At present, the sole subsidiary of Harris Financial, Inc., is Harris Savings Bank and the Corporation is the sole subsidiary of the Mutual Holding Company.

     Due to the continuing status of Harris Savings Bank as the only subsidiary of the Corporation information will be provided in the following pages for both the Corporation and the Bank where deemed appropriate to make the information provided as accurate and easy to understand as possible.

SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement and the enclosed form of proxy are first being sent to shareholders of the Corporation on or about March 18, 1999. Shares represented by the enclosed form of proxy, if properly signed and returned, will be voted in accordance with the specifications made thereon by the shareholders. Any proxy not specifying to the contrary will be voted FOR the election of the nominees for Class II Directors named below; FOR the ratification and approval of the Harris Financial, Inc. 1999 Incentive Stock Option Plan; FOR ratification and approval of the Harris Financial, Inc. 1999 Stock Option Plan for Outside Directors; and FOR adjournment of the meeting, if necessary. Execution and return of the enclosed proxy will not affect a shareholder's right to attend the Annual Meeting and to vote in person after giving notice to the Secretary of the Corporation.

     The cost of soliciting proxies will be borne by the Corporation. In addition, the Corporation has retained ChaseMellon Shareholder Services, LLC to act as proxy solicitor for the Annual Meeting at a cost of approximately $4,500, plus expenses. The Corporation may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Corporation's directors, officers, and regular employees, without additional compensation, personally or by telephone, facsimile or telegram.

REVOCABILITY OF PROXY

     Any shareholder giving a proxy has the power to revoke the proxy at any time before it is voted by giving notice to the Secretary of the Corporation, Richard C. Ruben, at 235 North Second Street, Harrisburg, Pennsylvania 17101, by executing a later-dated proxy and giving notice thereof to the Secretary, or by voting in person at the Annual Meeting after giving notice to the Secretary.

VOTING SECURITIES, RECORD DATE AND QUORUM

     The Corporation is authorized to issue 100,000,000 shares of common stock. At the close of business on February 4, 1999, the Corporation had 34,001,000 shares of common stock, par value $.01 per share ("Common Stock") outstanding and held of record by approximately 3,638 shareholders. The Corporation is also authorized to issue 10,000,000 shares of series preferred stock, par value $.01 per share of which none are issued to date.

     Only holders of record of Common Stock, as of the close of business on March 8, 1999, will be entitled to notice of and to vote at the Annual Meeting. Cumulative voting rights do not exist with respect to the election of Directors. On all matters to come before the Annual Meeting, each share of Common Stock is entitled to one vote.

     The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast shall constitute a quorum at the Annual Meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum at the Annual Meeting.
Broker non-votes will not be counted in determining the presence of a quorum.
As a practical matter, the presence of a quorum is assured because Harris Financial, MHC, (the "Holding Company") owns 25,500,000 shares, or approximately 75.0% of the Common Stock outstanding and has indicated its intent to vote for the nominees for Class II Directors named below.

     Assuming the presence of a quorum, the four (4) nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors shall be elected. Votes withheld from a nominee and broker non-votes will not be cast for such nominee.

     For proposals 2 and 3, the ratification and approval of the Harris Financial, Inc. 1999 Incentive Stock Option Plan and the Harris Financial, Inc. 1999 Stock Option Plan for Outside Directors respectively, require a different number of votes. The affirmative vote of a majority of total votes eligible to be cast by stockholders other than the Mutual Holding Company ("Minority Stockholders"), is required for approval of the proposals to be voted upon. Broker non-votes, as well as shares as to which the "Abstain" box has been selected on the proxy card will be counted as shares present and entitled to vote and will have the effect of a vote against the matters:

PRINCIPAL BENEFICIAL OWNERS OF THE CORPORATION'S COMMON STOCK

PRINCIPAL OWNERS

     The following table sets forth, as of January 31, 1999, the persons who own of record or who are known by the Board of Directors to be beneficial owners of more than 5% of the outstanding shares of Common Stock, the number of shares beneficially owned by such persons and the percentage of the outstanding shares of Common Stock so owned:

         NAME OF INDIVIDUAL                     AMOUNT AND NATURE                             PERCENT
        OR IDENTIFY OF GROUP                  BENEFICIAL OWNERSHIP/1/                         OF CLASS
        --------------------                  -----------------------                         --------

        Harris Financial, MHC                       25,500,000                                  75.0%
        235 North Second Street
        Harrisburg, PA  17101

________________
/1/ For the definition of "Beneficial Ownership" please refer to footnote #1 under the caption "Beneficial Ownership by Officers, Directors and Nominees."

BENEFICIAL OWNERSHIP BY OFFICERS, DIRECTORS AND NOMINEES

     The following table sets forth, as of January 31, 1999, the amount and percentage of Common Stock beneficially owned by each director, each nominee, each executive officer and all directors and executive officers of the Corporation as a group. Unless otherwise noted in a footnote, each Corporation Director and Executive Officer holds sole voting and investment power over the shares listed as beneficially owned. The table reflects data supplied by each Corporation Director and Executive Officer:

NAME OF INDIVIDUAL                           AMOUNT AND NATURE                       PERCENT
OR IDENTIFY OF GROUP                         OF BENEFICIAL OWNERSHIP (1)             OF CLASS
--------------------                         ---------------------------             --------
Charles C. Pearson (2)                               29,000                              *
Samuel M. Altdoerffer, Sr. (7)                       30,954 (16)                         *
Ernest P. Davis (3)                                  13,447                              *
Jimmie C. George (4)                                 38,139 (17)                         *
Robert A. Houck (4)                                  19,408 (18)                         *
Bruce S. Isaacman (5)                                26,125 (19)                         *
Robert E. Kessler (6)                                27,879 (20)                         *
C. Ted Lick (7)                                      14,799                              *
William E. McClure, Jr. (5)                          33,958 (21)                         *
Robert E. Poole (4)                                   3,000                              *
Robert R. Roebuck (7)                                11,998 (22)                         *
William A. Siverling (4)                             33,399 (23)                         *
Frank R. Sourbeer (3)                                50,839 (24)                         *
Donald B. Springer (5)                               15,203 (25)                         *
James L. Durrell (8)                                 71,298 (26)                         *
William M. Long (9)                                  58,228 (27)                         *
Lyle B. Shughart (10)                                46,083 (28)                         *
John C. Coulson (11)                                  1,350 (29)                         *
Richard C. Ruben (12)                                19,161 (30)                         *
John W. Atkinson (13)                                 6,000 (31)                         *
Jane B. Tompkins (14)                                   500                              *
Andrew S. Samuel (15)                                 2,893 (32)                         *

All Directors and Executive
Officers as a Group (22 Persons)                    552,386 (33)                      1.6% (33)

_________________________
Less than 1%
(1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has, or shares, voting or investment power or has the right to acquire beneficial ownership. Beneficial ownership may be disclaimed as to certain of the securities.

                                             (Footnotes continued on next page.)

(2) Class I Director, whose term expires in 2001. President and Chief Executive Officer of the Corporation and the Bank.
(3)  Class I Director, whose term expires in 2001.
(4) Class II Director, whose term expires in 1999 and a nominee for Class II Director whose term will expire in 2002.
(5)  Class III Director whose term expires in 2000
(6)  Class III Director whose term expires in 1999.  Chairman of the Board.
(7)  Director Emeritus of the Bank
(8) Executive Vice President, Chief Financial Officer of the Corporation and the Bank.
(9) Senior Vice President of the Corporation and Senior Vice President of the Lending Division of the Bank.
(10) Senior Vice President of the Corporation and Senior Vice President of the Retail Services Division of the Bank.
(11) Senior Vice President and Chief Information Officer of the Bank.
(12) Senior Vice President, Chief Legal Officer and Corporate Secretary of the Corporation and the Bank.
(13) Executive Vice President, Chief Operating Officer of the Corporation and the Bank.
(14) Senior Vice President, Credit Quality Officer of the Bank.
(15) Senior Vice President, Business Banking Group of the Bank.
(16) Includes 2,230 shares of Common Stock held individually by Mr. Altdoerffer's spouse.
(17) Includes 9,816 shares of Common Stock held individually by Mr. George's spouse, and 1,200 shares held in trust for Mr. George's children
(18) Includes 8,875 shares of Common Stock that may be received upon exercise of options that have vested.
(19) Includes 5,625 shares of Common Stock that may be received upon exercise of options that have vested and includes 1,000 shares held individually by Mr. Isaacman's spouse
(20) Includes 17,004 shares of Common Stock held individually by Mr. Kessler's spouse and 4,875 shares of Common Stock that may be received upon exercise of options that have vested.
(21) Includes 233 shares held in the Bank's Deferred Compensation Plan's Rabbi Trust.
(22) Includes 9,498 shares held individually by Mr. Roebuck's spouse.
(23) Includes 8,817 shares of Common Stock held individually by Mr. Siverling's spouse and 5,241 shares held in a profit sharing plan of which Mr. Siverling is the beneficiary. Includes 1,904 shares held in the Bank's Deferred Compensation Plan's Rabbi Trust.
(24) Includes 968 shares held in the Bank's Deferred Compensation Plan's Rabbi Trust.
(25) Includes 14,400 shares held jointly with Mr. Springer's spouse. Includes 803 shares held in the Bank's Deferred Compensation Plan's Rabbi Trust.
(26) Includes 4,714 shares of Common Stock held jointly with Mr. Durrell's spouse, 11,034 shares purchased and held by the Bank's ESOP that are allocated to Mr. Durrell's account and over which he exercises investment control and 35,000 shares of Common Stock that may be received upon exercise of options that have or will vest prior to 60 days after January 31, 1999.
(27) Includes 8,428 shares of Common Stock purchased and held by the Bank's ESOP that are allocated to Mr. Long's account and over which he exercises investment control and 7,500 shares of Common Stock that may be received upon exercise of options that have or will vest prior to 60 days after January 31, 1999.

                                             (Footnotes continued on next page.)

(28) Includes 7,743 shares purchased and held by the Bank's ESOP that are allocated to Mr. Shughart's account and over which he exercises investment control, 7,500 shares of Common Stock that may be received upon exercise of options that have or will vest prior to 60 days after January 31, 1999, and 24,150 held jointly with Mr. Shughart's spouse.
(29) Includes 300 shares held jointly with Mr. Coulson's spouse. Includes 1,050 options that vested in August, 1998.
(30) Includes 852 shares of Common Stock held individually by Mr. Ruben's spouse. Includes 3,000 Options that vested August 25, 1998.
(31) Includes 3,000 shares held in the Bank's Deferred Compensation Plan's Rabbi Trust.
(32) Includes 2,893 shares held by the Bank's ESOP that are allocated to Mr. Samuel's account over which he exercises investment control.
(33) Assumes all outstanding options issued to the directors and officers have been exercised.

                                    (Remainder of Page Intentionally Left Blank)

                              MARKET INFORMATION

     The Corporation's Common Stock is listed on The Nasdaq Stock Market (R) under the symbol "HARS." As of December 31, 1998, the Corporation had ten registered market makers, approximately 3,638 shareholders of record (excluding the number of persons or entities holding stock in street name through various brokerage firms), and 34,001,000 shares outstanding, which includes shares held by the Mutual Holding Company. The following table sets forth market price and dividend information for the Corporation's Common Stock (Bank Common Stock prior to September, 1997) in each of the last eight quarterly periods adjusted to reflect the three-for-one split (effected in the form of a stock dividend) on November 18, 1997.

QUARTER ENDED        SPLIT ADJUSTED - HIGH      SPLIT ADJUSTED - LOW     SPLIT ADJUSTED  DIVIDEND
-------------        ---------------------      --------------------     ------------------------
1997
----
March 31             7  37/64                   6  5/64                  $.0483
June 30              7  11/64                   6  3/64                  $.0483
September 30         16 27/64                   7                        $.0483
December 31          21 1/2                     15 43/64                 $.0550

1998
----
March 31             27 7/8                     17 5/8                   $.0550
June 30              27 3/4                     21 1/2                   $.0550
September 30         22 1/8                     12                       $.0550
December 31          16 15/16                   11                       $.0550

     The last trade of the Corporation's Common Stock on January 29, 1999, was at a price of $14 1/4 per share.

                                    (Remainder of Page Intentionally Left Blank)

                                DIVIDEND POLICY

GENERAL

     The Bank paid quarterly cash dividends every quarter since the completion of its mutual holding company reorganization and minority stock issuance in January, 1994. Although the Corporation expects to continue to pay cash dividends in at least the same amount per share as the November, 1998, dividend going forward, its principal source of income presently consists of dividends from the Bank. Dividends paid by Harris Financial, Inc. will be determined by the Corporation's Board of Directors and will be based upon its consolidated financial condition, results of operations, tax considerations, economic conditions, regulatory restrictions which affect the payment of dividends by the Bank to the Corporation and other factors. In addition, the Corporation's ability to pay dividends is subject to limitations under Pennsylvania law.
There can be no assurance that dividends will be paid on Corporation Common Stock or that, if paid, such dividends will not be reduced or eliminated in the future.

     The Corporation is not subject to regulatory restrictions of the Board of Governors of the Federal Reserve System (the "FRB") on the payment of dividends to its shareholders other than with respect to maintaining minimum levels of capital, although the source of such dividends will be dependent upon the factors set forth above.

DIVIDEND WAIVERS BY THE MUTUAL HOLDING COMPANY

     The Mutual Holding Company generally waived the receipt of cash dividends declared by the Bank and now the Corporation. The Mutual Holding Company has not been required to obtain approval of the FRB prior to any such waiver, and through the date hereof has not sought or received FRB approval of any such waiver. In connection with the FRB and Federal Deposit Insurance Corporation ("FDIC") approvals of the Bank's acquisition of First Harrisburg Bancor, Inc. and its wholly-owned subsidiary First Federal Savings and Loan Association of Harrisburg ("First Federal"), the Bank and the Mutual Holding Company made several commitments to the FDIC and the FRB regarding the waiver of dividends by the Mutual Holding Company. These commitments include the following:

     Any dividends waived by the Mutual Holding Company shall be taken into account in any valuation of the Bank, and the Mutual Holding Company, and factored into the calculation used in establishing a fair and reasonable basis for exchanging Corporation shares for holding company shares in any subsequent conversion of the Mutual Holding Company to stock form.

     Dividends waived by the Mutual Holding Company shall not be available for payment to, or the value thereof transferred to, shareholders of the Corporation other than the Mutual Holding Company ("Minority Shareholders") by any means including through dividend payments or at liquidation.

     Beginning five (5) years after April 19, 1996, the date of consummation of the Bank's acquisition of First Federal, the Mutual Holding Company will make prior application to and shall receive the approval of the FRB prior to waiving any dividends declared on the capital stock of the Corporation and the FRB shall have the authority to approve or deny any dividend waiver request in its discretion. Thereafter, such application may be made on an annual basis with respect to any year in which the Mutual Holding Company intends to waive dividends paid by the Corporation.

     After April 19, 1996, the date of consummation of the Bank's acquisition of First Federal, the amount of waived dividends that are identified as belonging to the Mutual Holding Company shall not be available for payment to, or the value transferred to, Minority Shareholders, either through dividend payments, upon the conversion of the Mutual Holding Company to stock form, upon the redemption of shares of the Corporation, upon the Corporation's issuance of additional shares, at liquidation, or by any other means. The Mutual Holding Company shall notify the FRB of all such transactions and will make available to the FRB such information as the FRB determines to be appropriate.

     The Corporation will take into account when setting its dividend rate the declaration rate in relation to net income and the rate's effect on the Corporation's ability to issue capital. The dividend rate will be reasonable and sustainable upon a full conversion to stock form of the Mutual Holding Company.

     In the event that the FRB adopts regulations regarding dividend waivers by mutual holding companies, the Mutual Holding Company will comply with the applicable requirements of such regulations.

     Although not specifically made a condition of the FRBs approval of the reorganization into the present two-tier holding company structure, the Corporation believes that the FRB intends to and will impose adherence to the above commitments as to dividends paid by the Corporation at least with respect to dividends attributable to earnings of the Bank.

     As of December 31, 1998, the Mutual Holding Company had waived $22,288,000 of dividends declared by the Bank and the Corporation combined.

     In the future, the Mutual Holding Company's decision as to whether or not to waive a particular dividend will depend on a number of factors, including the Mutual Holding Company's capital needs, the investment alternatives available to the Mutual Holding Company as compared to those available to the Corporation and the Bank and the receipt of required regulatory approvals. There can be no assurance that (1) in the future, the Mutual Holding Company will waive dividends paid by the Corporation, (2) the FRB will approve any dividend waivers by the Mutual Holding Company after April, 2001, or (3) the terms that may be imposed by the FRB on any dividend waiver will not be unfavorable to shareholders.

                             ELECTION OF DIRECTORS

     The By-laws of the Corporation provide that the Corporation's business shall be managed under the direction of its Board of Directors. Article III,
Section 3.1 of the By-laws provides that the number of directors that shall constitute the whole Board of Directors shall consist of no less than five (5) nor more than twenty (20) members and shall be divided into three (3) classes, as nearly equal in number as possible. The members of each class are elected for a term of three years. Pursuant to Article III, Section 3.3 of the By-laws, vacancies on the Board of Directors are filled by a majority of the remaining members of the Board of Directors, though less than a quorum, and each person so appointed serves as a director until the term of the class to which he was appointed shall expire.

     At the 1999 Annual Meeting, four (4) directors are to be elected to hold office for a three-year term. The Board of Directors has unanimously nominated Jimmie C. George, Robert A. Houck, William A. Siverling and Robert E. Poole for election as Class II Directors of the Corporation. Messrs. George, Houck and Siverling were appointed Class II Directors at the organizational meeting of the Corporation held February 26, 1997, and have been Directors of the Bank since 1988, 1979 and 1989 respectively. Mr. Poole was appointed a Director of the Corporation and the Bank at the regular meeting of the Board on October 20, 1998. In light of Mr. Kessler's retirement from the Board of Directors after the 1999 Annual Meeting the Board reconstituted the Classes of the Board to set the size of each Class I and Class III at three (3) members and Class II at four
(4) members and set the number of Directors at ten (10) at its regular February 16, 1999, meeting. The names of the nominees, the current Directors, Directors Emeritus and a brief statement concerning their ages, principal occupations for the past five (5) years and other biographical information are set forth below.

     The persons named in the enclosed proxy card, Bruce S. Isaacman, William E. McClure and Donald B. Springer, have advised the Corporation that, unless a contrary direction is indicated on the proxy card, they intend to vote for the election of the nominees proposed. They have also advised that in the event any of the four (4) nominees shall not be available for election, they will vote for the election of such substitute nominee or nominees, if any, as the Board of Directors may propose.

     There is no cumulative voting for the election of Directors. Each share of Common Stock is entitled to cast only one vote for each nominee. For example, if a shareholder owns ten shares of Common Stock, he or she may cast up to ten votes for each of the three nominees in the class to be elected.

CLASS II NOMINEES PROPOSED BY THE BOARD OF DIRECTORS TO SERVE UNTIL 2002

     Jimmie C. George (69) has been a co-owner of George's Flowers, a local flower shop, for the past 38 years. Mr. George is a partner in two non-profit housing development companies. He has been a member of the Bank's Board since 1988 and a member of the Corporation's Board since 1997.

     Robert A. Houck (66) was formerly the Executive Vice President, Chief Financial Officer, Secretary and Treasurer of HERCO, Inc., a hotel resort company located in Hershey, Pennsylvania, until his retirement in 1988. He has been a member of the Bank's Board since 1979 and a member of the Corporation's Board since 1997.

     William A. Siverling (57) is the President and co-owner of Commercial Industrial Realty Company, a commercial real estate brokerage firm with which he has been associated for over 24 years. He has been a member of the Bank's Board since 1989 and a member of the Corporation's Board since 1997. Mr. Siverling is also a director of H S Service Corporation, a wholly-owned subsidiary of the Bank.

     Robert E. Poole (48) has been the President and Chief Executive Officer of S&A Custom Built Homes, builders of various types of Single and Multi-Family Housing, Land Development and Commercial Development since 1980. He has also been the President and Director on the Second Mile Board.

CONTINUING CLASS III DIRECTORS TO SERVE UNTIL 2000

     Bruce S. Isaacman (67) is a partner in Isaacman Kern & Co., an accounting firm. Prior to the merger of First Federal with, into and under the charter of the Bank, Mr. Isaacman was Chairman of the Board of First Harrisburg Bancor, Inc., parent company of First Federal. On May 21, 1996, Mr. Isaacman was appointed to the Board of Directors of the Bank. He has also been a member of the Corporation's Board since 1997.

     William E. McClure, Jr., (57) is Chief Executive Officer of McClure Co., Inc. a mechanical contracting and engineering company, a wholly owned subsidiary of PP&L, Resources. On April 15, 1997, Mr. McClure was elected to the Board of the Bank. He has been a member of the Corporation's Board since 1997.

     Donald B. Springer, (63) is founder and President of Phoenix Contact, Inc., a manufacturer of electrical and electronic components. On April 15, 1997, Mr. Springer was elected to the Board of the Bank. He has also been a member of the Corporation's Board since 1997.

CONTINUING CLASS III DIRECTOR TO SERVE UNTIL 1999

     Robert E. Kessler (72), Chairman of the Board, is retired. Prior to his retirement, he was President and Chief Executive Officer of Kessler's, Inc., a meat and food processing and distribution company located in Lemoyne, Pennsylvania. He has been a member of the Bank's Board since 1978 and a member of the Corporation's Board since 1997. Mr. Kessler will retire as an active member of the Corporation's Board at the 1999 Annual Meeting in accordance with the By-laws.

CONTINUING CLASS I DIRECTORS TO SERVE UNTIL 2001

     Charles C. Pearson, Jr. (59) is President and Chief Executive Officer of Harris Savings Bank, Harris Financial, Inc., and Harris Financial, MHC, since January 5, 1998. Before his appointment as an Officer and Director in 1998, Mr. Pearson was Regional President of PNC Bank, Central Pennsylvania Region. Prior to that, he was President and Chief Executive Officer of United Federal Bancorp of State College, Pennsylvania, which was acquired by PNC in 1994.

     Ernest P. Davis (66) is an independent agent for New York Life Insurance Company and other insurance companies, offering a variety of insurance and financial products. He has been a member of the Bank's Board since 1989 and a member of the Corporation's Board since 1997.

     Frank R. Sourbeer (48) has been President, Chairman of the Board of Directors and controlling owner of Wilsbach Distributors, a beverage distribution company since 1988. He is also President of the Partnership for Regional Investment and Development Enterprises, an industrial development company. He has been a member of the Bank's Board since 1989 and a member of the Corporation's Board since 1997.

DIRECTORS EMERITUS

     The Corporation has not elected Emeritus Directors. The following are Emeritus Directors of the Bank.

     C. Ted Lick (75) served as President of the Harrisburg Paper Co., a paper distribution company, from 1948 until his retirement in 1992. He served as a member of the Bank's Board from 1966 to 1996, when he was elected as an Emeritus member. Mr. Lick will retire as an Emeritus Director after the 1999 Annual Meeting.

     Robert R. Roebuck (74) was a property and casualty insurance agent with Edward L. Noyes & Co., Inc., until his retirement in 1988. From 1988 to 1990, he worked for the same company as a consultant. He served as a member of the Bank's Board from 1966 to 1997 when he was elected as an Emeritus member of the Board of the Bank.

     Samuel M. Altdoerffer, Sr., (72) is retired. Prior to his retirement, he was Chairman of the Board of Peoples Broadcasting, Co., Inc. Mr. Altdoerffer has been a member of the Bank's Board since 1982 and a member of the Corporation's Board since 1997. Mr. Altdoerffer will retire as an Emeritus Director after the 1999 Annual Meeting.

MEETINGS AND COMMITTEES OF THE BOARD

     The business of the Corporation is conducted at regular and special meetings of the full Board of Directors and its standing committees. The standing committees consist of the Compensation and Benefits and Audit Committees.

     During 1998, the Board of Directors of the Corporation met 12 times in accordance with the By-laws. No director attended fewer than 75 percent of the total number of Board of Directors and Committee Meetings of the Corporation. The Board of Directors of the Bank met 12 times and no members attended fewer than 75 percent of that number. The membership of the following committees of both the Corporation and the Bank are currently the same.

     The Compensation and Benefits Committee consists of Messrs. George, Houck (Chairman), Kessler, Springer, Sourbeer and Poole. The Compensation and Benefits Committee of the Corporation did not meet in 1998. The Compensation and Benefits Committee of the Bank met 5 times in 1998.

     The Audit Committee consists of Messrs. Davis, Houck, Isaacman (Chairman), McClure and Siverling. The Corporation Audit Committee did not meet in 1998. The Audit Committee of the Bank meets on a quarterly basis with the internal auditor to review audit programs and the results of audits of specific areas of the Bank as well as the Bank's regulatory compliance. In addition, the Audit Committee meets with the independent certified public accountants to review the results of the annual audit and other related matters. The Audit Committee of the Bank met four times in 1998.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), require the Corporation's officers and directors, and persons who own more than 10 percent of the registered class of the Bank's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10 percent shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it and upon written representations from the officers and directors, the Corporation believes that, during the period January 1, 1998, through December 31, 1998, its officers and directors were in compliance with all filing requirements applicable to them except that Messrs. Altdoerfer, Davis and Pearson and Mrs. Tompkins reported certain stock transactions after the dates required by SEC Regulations.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following listed in bold type are Executive Officers of the Corporation. All except Mr. Atkinson were appointed September 16, 1997, and re-appointed on April 21, 1998. Mr. Atkinson was appointed on May 19, 1998. Also listed are Executive Officers of the Bank who are not officers of the Corporation.

     JOHN W. ATKINSON (61) Executive Vice President and Chief Operating Officer of the Corporation and the Bank since May, 1998. Mr. Atkinson was Executive Vice President and Chief Operating Officer of United Federal Bancorp and, after it's acquisition, PNC Bank's State College region from 1992 until 1995. Mr. Atkinson was retired from 1996 until his employment by the Corporation and Bank in 1998.

     JAMES L. DURRELL (62) Executive Vice President and Chief Financial Officer of the Corporation and the Bank. Mr. Durrell was appointed Executive Vice President of the Bank in 1995 and has been Chief Financial Officer of the Bank since 1988 when he began his employment with the Bank. Mr. Durrell is a Director of H S Service Corporation and First Harrisburg Service Corporation, wholly owned subsidiaries of the Bank.

     WILLIAM M. LONG (48) Senior Vice President and Assistant Treasurer of the Corporation. Mr. Long has been Senior Vice President of Lending for the Bank since 1989, and was first employed by the Bank in March 1989.

     LYLE B. SHUGHART (52) Senior Vice President and Assistant Secretary of the Corporation. Mr. Shughart has been Senior Vice President of Retail Services for the Bank since 1989. He has been employed by the Bank since 1975.

     RICHARD C. RUBEN (55) Senior Vice President and Corporate Secretary. Mr. Ruben has been Senior Vice President, Chief Legal Office and Corporate Secretary of the Bank since August, 1997. He was engaged in the private practice of Law in Harrisburg, Pennsylvania between 1978 and 1997. Mr. Ruben is President and a Director of H S. Service Corporation, a wholly owned subsidiary of the Bank.

     John C. Coulson (47) was appointed Senior Vice President, Chief Information Officer of the Bank in August, 1997. From 1993 to 1997, he was employed by Dauphin Deposit Bank & Trust Company in various positions including Chief Information Officer and as a member of First Maryland Bancorp's Merger, Acquisition and Consolidation Group.

     Andrew S. Samuel (36) was appointed Senior Vice President, Business Banking Group in April, 1998. Mr. Samuel has been employed with the Bank since 1996. He was previously employed by Fulton Bank. He serves on various Community Boards and Committees.

     Jane B. Tompkins (46) was appointed Senior Vice President, Chief Credit Officer in April, 1998, when she was employed by the Bank. Mrs. Tompkins has spent the past 18 years working in the Banking Industry and most recently employed by PNC Bank as a Regional Chief Credit Policy Officer and Senior Credit Officer.

CERTAIN TRANSACTIONS

     The Corporation has engaged in consumer loans and provides loans to its officers, directors and employees to purchase or refinance personal residences. All of these loans are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features. The Bank makes loans available to its officers, directors and employees on a basis consistent with statutory requirements. In prior years, the Bank waived application fees on loans made to officers and directors in accordance with regulations then in effect.

     There have been no material transactions between the Bank, nor are any material transactions proposed, with any director or executive officer of the corporation or the Bank, or any associate of the foregoing persons. The Corporation is not involved in any lending operations at this time. The Bank has entered into, and intends to continue to enter into, banking and financial transactions in the ordinary course of business with directors and officers of the Bank and the Corporation and their associates on comparable terms and with similar interest rates as those prevailing from time to time as an employee benefit equally available to all Bank employees without preference to insiders over other employees of the Bank. Total loans outstanding from the Bank as of December 31, 1998, to the Bank's officers and directors as a group and members of their immediate families and companies in which they had an ownership interest of 10% or more was approximately $2,705,708, which is less than 1.5% of the Bank's total equity capital. The largest aggregate amount of indebtedness outstanding at any time during fiscal year 1998 to officers and directors of the Bank as a group was approximately $2,705,708. The Bank intends that all future transactions involving executive officers, directors, holders of 10% or more of the shares of any class of its stock , and affiliates thereof, will contain terms no less favorable to the Bank than the Bank makes available generally to its non-insider employees as an employee benefit. A majority of the Bank's independent outside directors, not having any interest in the transaction, will approve future transactions.

                                    (Remainder of Page Intentionally Left Blank)

EXECUTIVE COMPENSATION

     Summary Compensation Table. Executive Officers of the Corporation receive no compensation directly from the Corporation. Shown below is information concerning the annual compensation for services in all capacities to the Bank for the fiscal years ended December 31, 1998, 1997 and 1996, of those persons who were, at December 31, 1998, (1) the Chief Executive Officer, and (2) the four other most highly compensated executive officers of the Bank (together, "Named Executive Officers"):


                                                           SUMMARY COMPENSATION TABLE
                                                    ANNUAL COMPENSATION                       LONG-TERM COMPENSATION
                                                                                                AWARDS         PAYOUTS
                                                                            (2)
                                                                           OTHER      RESTRICTED     SHARES              (3) (4)
                                                                           ANNUAL       STOCK        UNDER-              ALL OTHER
                                                                           COMPEN-      AWARDS        LYING               COMPEN-
       NAME AND                               SALARY        BONUS          SATION       SHARES       OPTIONS   PAYOUTS    SATION
 PRINCIPAL POSITION            YEAR             $             $              $            #             #         $         $
Charles C. Pearson, Jr.         1998         $275,000      $140,663       $175,221                                         $ 2,063
President and Chief             1997(1)
Executive Officer (1)

James L. Durrell                1998         $148,034      $ 56,742                                                        $37,979
Executive Vice President        1997         $136,780      $ 39,849                                                        $11,558
and Chief Financial Officer     1996         $117,933      $ 26,591                                                        $ 8,098


Richard C. Ruben                1998(5)      $136,565      $ 37,176                                                        $ 1,874
Senior Vice President,          1997(6)      $ 34,942      $  6,988                       4,500(6)
Chief Legal Office and
Corporate Secretary

John W. Atkinson                1998(7)      $128,800      $ 45,102
Executive Vice President
and Chief Operating Officer


John G. Coulson                 1998         $111,184      $ 32,374                                                        $   796
Senior Vice President           1997(8)      $ 36,468      $  6,923
and Chief Information Officer

(1) Charles C. Pearson, Jr., was appointed President and CEO effective January 5, 1998. No compensation was earned in 1997.
(2) Includes contractual one time payments of: $157,813 for loss of prior employment stock options, $2,063 for employer match for 401(k) prior to enrollment and $15,345 for house settlement fees.
(3) Includes contributions in 1998 of $27,712 and $987, respective for Messrs. Durrell and Ruben for the Supplemental Executive Retirement Plan.
(4) Includes employer matching contributions in 1998 of $2,063, $2,491, $887 and $796, respectively for Messrs. Pearson, Durrell, Ruben and Couslon under the Bank's 401-K Retirement Plan.
(5)  Richard C. Ruben started employment on August 25, 1997.
(6) Recognition & Retention Plan stock grant award of 4,500 shares at closing price of $12.104 per share effective on date of award.
(7)  John W. Atkinson started employment on April 29, 1998.
(8)  John G. Coulson started employment on August 11, 1997

     Aggregate Option Exercises During 1998 and Option Values at December 31, 1998. The Bank's 1994 and 1996 incentive stock option plans are available to officers and other employees of the Bank and its affiliates. The plans are administered by a committee of outside directors. The plans authorize the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code"), "non-statutory options," which do not qualify as incentive stock options, and certain "Limited Rights," exercisable only upon a change of control of the Bank, the Mutual Holding Company and now following the two-tier reorganization, the Corporation. The following table sets forth certain information regarding awards under the Bank's incentive stock option plans, including the shares acquired and the value realized during 1998 by Named Executive Officers upon exercise of options and the number of shares of Corporation Common Stock underlying options and the value of options held by Named Executive Officers at December 31, 1998. The stock underlying the options and the stock issued was converted to Harris Financial, Inc. ("Corporation") Common Stock pursuant to the Plan of Reorganization approved at the 1997 Annual Meeting of the Bank and completed upon the Reorganization on September 16, 1997.

                                                                   NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                  UNDERLYING OPTIONS AT         IN-THE-MONEY OPTIONS AT
                              NUMBER OF                             DECEMBER 31, 1998              DECEMBER 31, 1998
                               SHARES
                             ACQUIRED ON         VALUE                  EXERCISABLE/                  EXERCISABLE/
        NAME                   EXERCISE        REALIZED                 Unexercisable                Unexercisable/(1)/
        ----                   --------        --------                 -------------                ----------------
Charles J. Pearson. Jr.
President and Chief                                                      0/25,000/(2)/                     0/$0
Executive Officer

John W. Atkinson
Executive Vice                     --             --                     0/10,000                          0/$0
President and Chief
Operating Officer

James L. Durrell
Executive Vice                     --             --                    27,500/7,500             $283,112.50/$77,212.50
President and Chief
Financial Officer

Richard C. Ruben
Senior Vice President              --             --                     3,000/6,000             $         4,563/$9,126
Chief Legal Officer

John C. Coulson
Senior Vice President              --             --                     1,050/2,100             $     6,037.50/$12,075
Chief Information
Officer

______________________

  /(1)/ Based on the last sale price of the Bank Common Stock on December 31, 1998, was $13.625.
  /(2)/ Does not include 50,000 non-qualified options which the Corporation is contractually obligated to grant Mr. Pearson but which have not yet been awarded.

     Employment Contracts. The Mutual Holding Company, parent of the Corporation, entered into a rolling three-year Employment Agreement with Mr. Pearson on December 19, 1997 effective January 5, 1998, through December 31, 2000. Mr. Pearson was employed as President and Chief Executive Officer of the Mutual Holding Company and its subsidiaries at an initial annual salary of $275,000 per year with a guaranteed first year bonus of 30% of base salary. In addition, Mr. Pearson was promised other material considerations. He was awarded qualified stock options to purchase a total of 25,000 shares of Corporation Common Stock at an exercise price of $20.25 per share in equal installments on the first five anniversaries of the effective date of his employment. The Corporation further agreed to an award of 50,000 non-qualified options to purchase Common Stock of the Corporation which award is pending. The contract provides for re-pricing the non-qualified options based upon performance of the corporation stock relative to its peers. Mr. Pearson is also entitled to participate in all Bank benefit plans generally available to executive officers, a company vehicle, country club membership, a relocation allowance and legal fees. He was, furthermore, granted an alternative payment to compensate for in-the-money options lost as the result of his employment by the Corporation. His contract includes a Change-in-Control Agreement (discussed below) and provisions in the event of termination or resignation.

     The Bank entered into a three-year Employment Agreement with Mr. Ruben to be employed by the Bank as Senior Vice President, Chief Legal Officer and Corporate Secretary at an initial annual salary of $115,000 per year. He is serving the Corporation in the same executive capacities. Mr. Ruben will participate in bonus, benefits and other plans as are standard for other executive officers. Mr. Ruben was granted 1,500 shares of Corporation Stock per year and options to purchase an additional 3,000 shares of Corporation Stock per year at $12.104 per share on each of the first three anniversaries of his employment beginning August 25, 1998.

CHANGE IN CONTROL AGREEMENTS. Effective April 1, 1998, the Bank and the Mutual Holding Company entered into a Change-In-Control Agreement ("CICA") with each of Messrs. Pearson, Durrell, Ruben, Long, Shughart, Coulson, and Mrs. Tompkins and Messrs. Atkinson and Samuel at the dates of their appointment.. Each CICA has a three-year term. Commencing on the first anniversary date or April 1, and continuing on each anniversary date thereafter, each CICA will renew for an additional year, so that the term of each CICA will be three years, unless written notice is provided by either party. Each CICA provides that, at any time following a change-in-control of the Bank or of the Holding Company, if the Bank or the Holding company terminates the executive's employment for any reason, other than for cause, or if the executive terminates employment following demotion, loss of title, loss of significant authority, reduction in compensation or relocation of principal place of employment, the executive, or in the event of death, his/her beneficiary, is entitled to receive a severance payment equal to three times the annual compensation. Each CICA also provides that the Bank and/or the Holding Company will continue the executive's life, health, dental and disability coverage for a three-year period. A change-in-control is defined in the CICA to mean an event that would constitute a change-in-control of the Bank or the Holding Company, as the case may be, under the Bank Holding Company Act or the Change in Bank Control Act; a plan of reorganization, merger, merger conversion, consolidation or sale of all or substantially all of the assets of the Bank or of the Holding Company or a similar transaction in which the Bank or the Holding Company is not the resulting entity; or a change in the composition of the Board of Directors of the Bank or of the

Holding company that results in a change of a majority of such directors. If payments and benefits under a CICA would constitute an excess parachute payment under Section 280G of the Code, then such payment may be reduced to one dollar less than the excess parachute amounts if the reduced amount would be greater than the unreduced payments less the excise tax that the executive would owe under Section 4999 of the Code.

PENSION PLAN. The Corporation presently has no separate pension plan. The Bank maintains a non-contributory defined benefit plan for all employees hired before January 1, 1999, who are at least 21 years of age and who have completed one year of service during which they worked at least 1,000 hours. The plan is intended to be a "qualified" plan under section 401(a) of the Code. The plan provides for a monthly benefit to the participant upon his or her retirement at the age of sixty-five (65) with at least five years of service. Benefits are also payable upon the participant's death or disability or early retirement at age fifty-five (55) with at least five years of service. The benefit to which a participant is entitled is determined in accordance with a formula based upon the participant's average monthly compensation, which is defined in the plan to be monthly compensation averaged over the highest five years of service. The benefit formula is the sum of a) 2% of average monthly compensation multiplied by years of service, up to 15 years, b) .5% of average monthly compensation multiplied by years of service in excess of 15 years (maximum 20 years under this part) and c) .5% of average monthly compensation in excess of one-twelfth of Social Security covered compensation multiplied by years of service up to 35 years. The Bank is required to make annual contributions to the plan based upon actuarial estimates provided by the actuary retained by the plan. During 1998 no contribution was required.

     The Bank has discontinued the defined benefit pension plan for employees hired after December 31, 1998. For employees hired on or after January 1, 1999, the defined benefit plan has been replaced by an increased employer contribution to the employee's 401K Plan.

     The following table illustrates monthly pension benefits at age 65 under the most advantageous defined benefit plan provisions available at various levels of compensation and years of service.

                                   YEARS OF SERVICE
                                   ----------------
Compensation           15           20           25          30             35
------------           --           --           --          --             --
$  40,000            $1,043       $1,141        $1,239      $1,337        $1,435
   60,000             1,668        1,850         2,031       2,212         2,393
   80,000             2,293        2,558         2,822       3,087         3,351
  100,000             2,918        3,266         3,614       3,962         4,310
  120,000             3,543        3,975         4,406       4,837         5,268
  140,000             4,168        4,683         5,197       5,712         6,226
  160,000             4,793        5,391         5,989       6,587         7,185

________________

As of December 31, 1998, Messrs. Durrell, Long and Shughart had 11, 15, and 24 years of credited service, respectively. Messrs. Ruben and Coulson have 1 year of credited service and Messrs. Pearson, Atkinson and Mrs. Tompkins have less than 1 year.

     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. The Bank maintains a Supplemental Executive Retirement Plan (the "SERP") for certain employees designated by the Board of Directors. The Plan makes up benefits lost by the employee under the Bank's three qualified retirement plans due to the lower Internal Revenue Service ("IRS") compensation limit effective January 1, 1994. The compensation limit for 1998 was $160,000, and remains at $160,000 for 1999. The SERP includes a defined benefit component and a defined contribution component. The amount of the annual defined contribution is included in the Summary Compensation Table. The amount of the defined benefit component is described in the table below. The benefit may be paid in a lump sum, or over a ten year period. The following table sets forth the present value at age 65 of the defined benefit that will be received based on a participant's years of service and average annual compensation over the last five years prior to reaching age 65.

                                     YEARS OF SERVICE (1)
Compensation             15             20              25               30              35
------------             --             --              --               --              --
$   160,000           $      0       $      0        $      0         $      0        $      0
    200,000            156,000        177,000         198,000          219,000         240,000
    225,000            254,000        288,000         322,000          356,000         390,000
    250,000            352,000        399,000         446,000          493,000         540,000
    275,000            450,000        510,000         570,000          630,000         690,000
    300,000            548,000        621,000         694,000          767,000         840,000

_______________
(1)  Represents the present value at age 65 of the SERP benefit.

     As of December 31, 1998, Messrs. Durrell, Long and Shughart had 11, 15, and 24 years of credited service, respectively. Messrs. Ruben and Coulson had 1 year each. Mr. Pearson has less than 1 year credited service.

COMPENSATION OF DIRECTORS

     FEES. The Corporation has no separate compensation for Corporation Board Members, all of whom are currently Directors of the Bank and are compensated by the Bank. The Chairman of the Board receives an annual fee of $26,400 paid monthly and $2,000 for each board meeting attended. The Chairman receives no additional compensation for committee meetings. Directors receive an aggregate annual fee of $9,000 and $1,000 for each regular board meeting attended, including consolidated meetings of the Corporation and the Bank and $600 for each Special Board Meeting. Members of committees receive $550 for each committee meeting attended. Employees who are also Directors are not paid for attending board or committee meetings. Directors Emeritus receive $850 for each Board Meeting attended. In 1998, the Board of Directors received an aggregate of $230,900 of fees.

     STOCK OPTION PLAN FOR OUTSIDE DIRECTORS. The Bank's 1994 Stock Option Plan for Outside Directors is self-administering, and a total of 236,250 shares of Common Stock are authorized for issuance under the Plan. The exercise price per share for each option issued under the plan is the fair market value of a share of the underlying Common Stock on the date of grant. A total of 225,000 options to purchase shares of Bank, now Corporation, Common Stock at a price of $3.33 1/3 per share were issued in connection with the initial grant in 1994. Since the initial grants, Mr. Isaacman, elected in 1996 received 5,625 options and Messrs. McClure and Springer elected 1997, and Mr. Poole appointed in 1998 also received 5,625 options. Share and option numbers and prices are split adjusted.

     RECOGNITION AND RETENTION PLAN FOR OUTSIDE DIRECTORS. Awards of between 3,000 and 6,000 shares of Bank Common Stock were made in 1994 under the Bank's Recognition and Retention Plan for Outside Directors to each outside director of the Bank at such time. Awards under the plan were fixed pursuant to a formula based upon years of Service. Mr. Isaacman received 1,500 shares at the time of his appointment in 1996. Share numbers are split adjusted.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 1998, Directors George, Kessler, Springer, Houck and Sourbeer and Poole, since his appointment to the Board, served on the Compensation and Benefits Committee. None of the committee's members is a current or former officer or employee of the Corporation, the Bank or any subsidiary of the Bank. In addition, none of the members of the Committee had any relationship with the Corporation or the Bank that would require disclosure under Item 404 of Regulation S-K of the Securities and Exchange Commission (the "SEC"), relating to insider transactions and indebtedness of management.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation and Benefits Committee of the Board of Directors of the Corporation and the Bank is responsible for establishing, implementing and monitoring all executive compensation policies of the Corporation and the Bank. The Committee is also responsible for evaluating the performance of the Chief Executive Officer of the Corporation and the Bank and recommending appropriate compensation levels. The Chief Executive Officer evaluates the performance of the Executive Vice President and the Senior Vice Presidents and recommends individual compensation levels to the Compensation and Benefits Committee. None of the Committee's members is a current or former officer or employee of the Corporation, the Bank or any subsidiary of the Bank.

     The Compensation and Benefits Committee believes that a compensation plan for executive officers should take into account management skills, long-term performance results and shareholder returns. Compensation policies must be maintained to promote: (1) the attraction and retention of highly-qualified executives; (2) motivation of executives that is related to the performance of the individual and the Corporation and its subsidiaries; (3) current and long-term performance; and (4) a financial interest in the success of the corporation similar to the interests of its shareholders and other constituencies.

     The Corporation's and Bank's current compensation plan involves a combination of salary and bonus to reward short-term performance. The salary levels of executive officers are designed to be competitive within the financial services industry. A consultant was utilized to determine competitive salary levels and individual performance is reviewed to determine appropriate salary adjustments. Executive officers of the Bank were eligible to participate in a corporate bonus plan which provides a bonus upon achievement of certain internal objectives and individual objectives based upon specific areas of responsibility and their contribution to bank wide performance.

     The internal objectives include return on equity and return on assets all compared to plan objectives. Bank objectives for 1998, were a return on equity of 9.83% and earnings per share of $0.56. The Bank exceeded both of these objectives.

     In addition to base salary and bonus, executive officers of the Bank are eligible to participate in certain long-term incentive plans including an employee stock ownership plan (ESOP) and 401(k) plan.

     For the year 1998, the base compensation of President and Chief Executive Officer Charles C. Pearson, Jr. was set at a salary of $275,000 and a bonus of $82,500 pursuant to the terms of his employment agreement. In recognition of the Bank's performance and the major strides made towards moving the Bank from a thrift to a full service financial institution the Committee recommended, and the Board of Directors authorized a bonus of $140,663.

     The Committee believes the additional bonus was earned and reflects the high level of achievement of the Bank and its officers and employees under Mr. Pearson's leadership. The Committee further believes that his total compensation is consistent overall with the compensation of the Chief Executive Officers of peer group banks with Mr. Pearson's management strengths and experience.

                    Compensation and Benefits Committee
                              Jimmie C. George
                              Robert A. Houck (Chairman)
                              Robert E. Kessler
                              Donald B. Springer
                              Frank R. Sourbeer
                              Robert E. Poole

                                    (Remainder of Page Intentionally Left Blank)

SHAREHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly dollar change in the cumulative total shareholder return assuming the reinvestment of dividends for:
(1) the Corporation Common Stock (formerly the "Bank Stock") over the period commencing with the January 25, 1994 public offering first-day closing price through December 31, 1998; (2) all issues traded on The Nasdaq Stock Market from January 25, 1994 through December 31, 1998; and (3) all publicly traded thrifts with assets of between $1 and $5 billion from January 25, 1994, through December 31, 1998. The shareholder return shown on the graph below is not necessarily indicative of future performance.

                             [GRAPH APPEARS HERE]

                                                                     PERIOD ENDING
                                      ------------------------------------------------------------------------------
INDEX                                     1/25/94      12/31/94      12/31/95      12/31/96    12/31/97     12/31/98
--------------------------------------------------------------------------------------------------------------------
Harris Financial, Inc. (MHC)               100.00         78.73        118.22        111.68      373.48       258.99
Nasdaq - Total US                          100.00         96.62        136.66        168.05      206.17       289.82
SNL $1B-$5B Thrift Index                   100.00         99.53        153.00        200.76      356.35       319.87

Source: SNL Securities LC                                                                             (804) 977-1600
Charlottesville, VA

                                  PROPOSAL #2

RATIFICATION AND APPROVAL OF HARRIS FINANCIAL, INC. 1999 INCENTIVE STOCK OPTION
                                      PLAN

GENERAL:

     The Harris Financial, Inc. 1999 Incentive Stock Option Plan (the "Incentive SOP") has been adopted by the Board of Directors of the Corporation subject to ratification by stockholders at the Annual Meeting. The Incentive SOP authorizes the maximum number of shares to be granted at 1,000,000 shares of Common Stock par value $0.01 per share. The number of shares which may be granted, however, is subject to Pennsylvania Department of Banking conditions as set forth in its approval letter dated February 18, 1999. The number of shares presently able to be granted and issued is approximately 500,000 shares of Common Stock based upon the number of non-Mutual Holding Company owned shares outstanding.

     The Board of Directors believes that it is appropriate for the Corporation to advance the interests of the Corporation and its subsidiaries, now primarily the Bank, by providing key employees with long term incentives to perform in a superior manner for the good of the Corporation and its shareholders. Eligible participants in the Incentive SOP are Officers and other employees of the Corporation, the Bank, the Holding Company or their affiliates.

     The Pennsylvania Department of Banking has required that in this Proxy Statement the Corporation disclose that the Incentive SOP was submitted to the Department for review with respect to mutual holding company regulations and
Section 1409 of the Banking Code of 1965 but that the Department in no way endorses or approves the Stock Option Plans with respect to other aspects.

     The following discussion is qualified in its entirety by reference to the Incentive SOP, the complete text of which is attached as Appendix "A" to this Proxy Statement. The Principal features of the Incentive SOP are summarized below.

     A table of the award of Options for 1999, subject to shareholder approval, immediately follows the discussion of Proposal #3. Subsequent awards will be made yearly if, but only if, performance objectives for the applicable year are met.

PRINCIPAL FEATURES OF THE INCENTIVE SOP

     The Incentive SOP provides for awards in the form of stock options and Limited Rights. Each award shall be subject to the following conditions:

1. The option price shall not be less than 100% of the Fair Market Value (average of the reported bid and asked price) of the Corporation's stock on the date of the grant.

2. The term of stock options generally will not exceed ten years from the date of grant. Stock options granted under the Incentive SOP may be either "Incentive Stock Options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("non-statutory stock options").

3. Shares issued upon the exercise of a stock option may be either authorized but unissued shares or reacquired shares held by the Corporation in its treasury. Any shares subject to an award that expires or is terminated unexercised will again be available for issuance under the Incentive SOP. Generally, in the discretion of the Board, all or any non-qualified stock options granted under the Incentive SOP may be transferable by the participant but only to the persons or classes of persons determined by the Board. No other award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Incentive SOP.

4. The Incentive SOP is administered by a Committee of the Board, (the "Committee") consisting of non-employee, disinterested members of the Board of Directors. Pursuant to the Incentive SOP an employee of the Corporation, the Bank or the Holding Company or their affiliates is eligible to participate. The Committee will determine to whom the awards will be granted, in what amounts and the periods over which they will vest. However, no participant may receive greater than 25% of the options granted. The options shall begin vesting no sooner than one year from the date of grant or Shareholder approval, whichever is later, and shall not vest at a rate exceeding 20% per year. Vesting shall not accelerate except in the case of death, disability or normal retirement. A table of the Committee's award of options for 1999, subject to shareholder approval immediately follows the discussion of Proposal #3. Subsequent awards will be made to eligible persons in such amounts as will be determined by the Committee on an ongoing basis. It is the intention of the Committee that yearly option grants will be made only if the Corporation, the Bank or its affiliate meets or exceeds 80% of the Corporate performance objectives for the year.

5. The exercise price may be paid in cash or Common Stock and must be at least 100% of the Fair Market Value of the underlying Common Stock at the time of the grant which was $12 1/2 per share for the 1999 conditional grants.

6. Incentive Stock Options are subject to favorable tax treatment so long as they meet the requirement of Section 422 of the Internal Revenue Code. Options under the Incentive SOP may be awarded as non-statutory stock options not subject to favorable tax treatment. Options granted may be accompanied by Limited Stock Appreciation Rights which must always be associated with an option right. They are subject to the same vesting and exercise rights as the underlying option and convey a right to receive payment in lieu of the exercise of the option. A holder may receive a cash payment of the excess of the Stock Appreciation Right's market price over the exercise price.

7. Shares as to which awards may be granted under the Incentive SOP and shares then subject to awards, will be adjusted by the Committee in the event of merger, reorganization, consolidation, spin off, stock dividend or split, combination or exchange of shares or other change in structure of the Corporation so long as such adjustments do not materially change the value of the benefits under a previously granted award.

8. In the event of a conversion of the Mutual Holding Company to full public ownership any outstanding options shall, at the option of the holder, be converted into options for the Common Stock of the fully converted company or be exercised prior to the conversion or shall be entitled to receive cash payment for the underlying shares equal to their appraised value. All of the above shall be subject to regulatory approval.

9. The Board may at any time, subject to Pennsylvania Department of Banking regulations and policy, amend, suspend or terminate the Incentive SOP or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any individual, without his consent, in any Award made pursuant to the Plan. Unless previously terminated, the Incentive SOP shall continue in effect for a term of ten years, after which no further awards may be granted under the Incentive SOP.

10. The Corporation will not implement the Incentive SOP unless it has been approved by a majority of the shares eligible to vote (excluding Mutual Holding Company shares) at the Annual Meeting. Stockholder approval will also enable the recipients of options to qualify for certain exemptions under the Short Swing Profit Recapture Rules of Section 16(b) of the Exchange Act.

11. So long as the Corporation continues as a subsidiary of the Holding Company in a mutual form no option granted may be exercised if the result would be the Mutual Holding Company owning less than 50.1% of the Common Stock of the Corporation.

FEDERAL INCOME TAX CONSEQUENCES.

     Under present federal income tax laws, awards under the Incentive SOP will have the following consequences:

     a) The grant of an Award, by itself, will neither result in the recognition of taxable income to the Individual nor entitle the Corporation to a deduction at the time of such grant.

     b) The exercise of a stock option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code will generally not, by itself, result in the recognition of taxable income to the Individual nor entitle the Corporation to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of the exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The alternative minimum tax will be payable at the rate of 26% on the first $175,000 of "ordinary income" in excess of $33,750 (single person) or $45,000 (married person filing jointly). This tax applies at a flat rate of 28% of so much of the taxable ordinary income in excess of $175,000. The alternative minimum tax will be payable at a maximum rate of 20% on net capital gain. If a taxpayer has alternative minimum taxable income in excess of $150,000 (married persons filing jointly) or $112,500 (single person), the $45,000 or $33,750 exemptions are reduced by an amount equal to 25% of the amount by which the alternative minimum taxable income of the taxpayer exceeds $150,000 or $112,500, respectively. The Individual will recognize long term capital gain or loss upon the resale of the shares received upon such exercise, provided the Individual holds the shares for more than eighteen months from the date of exercise.

     c) The sale of an Incentive Stock Option share prior to the applicable holding period, i.e. the longer of two years from the date of grant of the Incentive Stock Option or one year from the date of exercise will cause any gain to be taxed at ordinary income tax rates with respect to the spread between the exercise price and the fair market value of the share on the date of exercise and at short term capital gains rates with respect to any post exercise appreciation in the value of the share.

     d) The sale of an Incentive Stock Option share after one year from the date of exercise will generally result in long term capital gain or loss.

     e) The exercise of a stock option which is not an Incentive Stock Option, i.e., a non-qualified stock option, will result in the recognition of ordinary income on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option.

     f) The exercise of a Limited Right will result in the recognition of ordinary income by the individual on the date of exercise in an amount of the cash received pursuant to the exercise.

     g) The Corporation will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the Individual under the various circumstances described above, provided that the Corporation meets its federal withholding tax obligations.

     THE AFFIRMATIVE VOTE OF A MAJORITY OF SHARES HELD BY MINORITY STOCKHOLDERS (NON-MUTUAL HOLDING COMPANY STOCK-HOLDERS) IS REQUIRED FOR APPROVAL OF THE INCENTIVE SOP. THE AFFIRMATIVE VOTE OF A MAJORITY OF ELIGIBLE VOTES IS REQUIRED FOR RECIPIENTS OF OPTIONS TO QUALIFY FOR CERTAIN EXEMPTIVE TREATMENT FROM THE SHORT-SWING PROFIT RECAPTURE PROVISIONS OF SECTION 16(B) OF THE EXCHANGE ACT.

     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR THE RATIFICATION AND APPROVAL OF THE INCENTIVE SOP.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROAL OF THE INCENTIVE SOP.

                                    (Remainder of Page Left Intentionally Blank)

                                  PROPOSAL #3

 RATIFICATION AND APPROVAL OF THE HARRIS FINANCIAL, INC. 1999 STOCK OPTION PLAN
                             FOR OUTSIDE DIRECTORS

GENERAL:

     The Harris Financial, Inc. 1999 Stock Option Plan for Outside Directors (the "Directors SOP") has been established by the Corporation subject to ratification and approval by stockholders at the Annual Meeting. The Directors SOP authorizes a maximum of 125,000 shares of Common Stock of the Corporation, par value $0.01 per share, to be granted and issued to non-employee directors of the Corporation and the Bank including Emeritus Directors. No Director shall be eligible to receive Options for service on more than one affiliated board.

     The purpose of the Directors SOP is to promote the growth and profitability of the Corporation, the Bank and the Mutual Holding Company by providing Outside Directors with an incentive to achieve long term objectives and to attract and retain non-employee directors of outstanding competence by providing them with an opportunity to acquire an equity interest in the Corporation.

     The Pennsylvania Department of Banking has required in its approval letter that in this Proxy Statement the Corporation disclose that the Directors SOP was submitted to the Department for review with respect to mutual holding company regulations and Section 1409 of the Banking Code of 1965 but that the Department in no way endorses or approves the Stock Option Plans with respect to other aspects.

     The following discussion is qualified in its entirety by reference to the Directors SOP, the complete text of which is attached hereto as Appendix "B". The principal features of the Directors SOP are summarized below.

PRINCIPAL FEATURES OF THE DIRECTORS SOP.

     The Directors SOP provides for awards in the form of options. Each award shall be subject to the following conditions:

1. The Directors SOP provides for the award of options to purchase 2,000 shares of Common Stock of the Corporation (or a pro-rata portion thereof for directors serving for less than the entire year) to non-employee directors if the Corporation, the Bank or the applicable affiliate achieve at least 80% of the corporate performance objectives (return on equity and earnings per share) previously set by the Board of Directors for the immediate previous year. The non-employee Chairman of the Board is eligible to be awarded 4,000 options. As of December, 15, 1998, there were thirteen
     (13) non-employee directors and emeritus directors eligible to participate in the Directors SOP.

2. The Directors SOP will be administered by the Board of Directors as a whole but is largely self administering pursuant to its terms.

3. A table of the awards of Options for 1999, subject to shareholder approval, immediately follows this discussion. Subsequent awards will be made yearly if, but only if, at least 80% of the performance objectives for the applicable year are met.

4. The Option price shall not be less than 100% of the fair market value (average of the reported bid and asked price) of the Corporation's stock on the date of the grant.

5. The term of the Option shall generally not be more than ten (10) years from the date of the grant. All Directors SOP options are non-qualified stock options under Section 422 of the Internal Revenue Code. The Options granted shall begin vesting no sooner than one (1) year from the date of grant or stockholder approval, whichever is later and shall not vest at a rate exceeding 20% per year. Vesting shall not accelerate except in the case of death, disability or normal retirement.

6. The exercise price may be paid in cash or Common Stock and must be a least 100% of the fair market value of the underlying Common Stock at the time of the grant which was $13 3/4 per share for the 1999 award made because the Bank met its 1998 performance objectives.

7. Shares issued upon the exercise of a stock option may be either authorized but unissued shares or reacquired shares held by the Corporation in its treasury. Any shares subject to an award that expires or is terminated unexercised will again be available for issuance under the Directors SOP. Generally, in the discretion of the Board, all or any non-qualified stock options granted under the Directors SOP may be transferable by the participant but only to the persons or classes of persons determined by the Board. No award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Directors SOP.

8. Shares as to which awards may be granted under the Directors SOP, and shares then subject to awards, will be adjusted in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of the Corporation.

9. The Board may at any time, subject to Pennsylvania Department of Banking regulations and policy, amend, suspend or terminate the Directors SOP or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any individual, without his consent, in any Award made pursuant to the Plan. Unless previously terminated, the Directors SOP shall continue in effect for a term of ten
     (10) years, after which no further awards may be granted under the Directors SOP.

10. The Corporation will not implement the Directors SOP unless such plan has been approved by a majority vote of all non-Mutual Holding Company owned shares eligible to vote at the current Annual Meeting. Stockholder approval will also enable the recipients of options to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Exchange Act.

11. In the event of a conversion of the Mutual Holding Company to full public ownership any outstanding options shall, at the option of the holder, be converted into options for the Common Stock of the fully converted company or be exercised prior to the conversion or shall be entitled to receive cash payment for the underlying shares equal to their appraised value. All of the above shall be subject to regulatory approval.

12. So long as the Corporation continues as a subsidiary of the Holding Company in a mutual form no option granted may be exercised if the result would be the Mutual Holding Company owning less than 50.1% of the Common Stock of the Corporation.

FEDERAL INCOME TAX CONSEQUENCES.

     Under present federal income tax laws, awards under the Directors SOP will have the following consequences:

     a) The grant of an Award, by itself, will neither result in the recognition of taxable income to the Individual nor entitle the Corporation to a deduction at the time of such grant.

     b) The exercise of a stock option under the Directors SOP will result in the recognition of ordinary income on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option.

     c) The Corporation will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the Individual under the various circumstances described above, provided that the Corporation meets its federal withholding tax obligations.

     THE AFFIRMATIVE VOTE OF A MAJORITY OF SHARES HELD BY MINORITY STOCKHOLDERS (NON-MUTUAL HOLDING COMPANY STOCK-HOLDERS) IS REQUIRED FOR APPROVAL OF THE DIRECTORS SOP. THE AFFIRMATIVE VOTE OF A MAJORITY OF ELIGIBLE VOTES IS REQUIRED FOR RECIPIENTS OF OPTIONS TO QUALIFY FOR CERTAIN EXEMPTIVE TREATMENT FROM THE SHORT-SWING PROFIT RECAPTURE PROVISIONS OF SECTION 16(B) OF THE EXCHANGE ACT.

     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR THE RATIFICATION AND APPROVAL OF THE DIRECTORS SOP.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE DIRECTORS SOP.

                                    (Remainder of Page Intentionally Left Blank)

          INCENTIVE STOCK OPTION PLAN AND DIRECTORS STOCK OPTION PLAN

                            1999 CONDITIONAL GRANTS


                                                                                            NUMBER OF SHARES
NAME AND                                                                   INCENTIVE SOP/1/,/2/            DIRECTORS SOP /2/,/3/
PRINCIPAL POSITION
Charles C. Pearson, Jr.                                                           25,000
President and Chief Executive Officer
James L. Durrell                                                                  15,000
Executive Vice President and Chief Financial Officer
Richard C. Ruben                                                                   6,000
Senior Vice President and Chief Legal Officer
John W. Atkinson                                                                  15,000
Executive Vice President and Chief Operating Officer
John G. Coulson                                                                    6,000
Senior Vice President and Chief Information Officer


Robert E. Kessler, Chairman of the Board                                                                           4,000
Ernest P. Davis, Director                                                                                          2,000
Jimmie C. George, Director                                                                                         2,000
Robert A. Houck, Director                                                                                          2,000
Bruce S. Isaacman, Director                                                                                        2,000
Robert E. Poole, Director                                                                                            500
William E. McClure, Director                                                                                       2,000
William A. Siverling, Director                                                                                     2,000
Frank R. Sourbeer, Director                                                                                        2,000
Donald B. Springer, Director                                                                                       2,000
Samuel M. Altdoerffer, Sr., Emeritus Director                                                                      2,000
C. Ted Lick, Emeritus Director                                                                                     2,000
Robert R. Roebuck, Emeritus Director                                                                               2,000

All executive officers as a group (9 person)                                      91,000
All non-employee directors and emeritus directors as a
 group (13 persons)                                                                                               26,500

All employees (excluding executive officers) as a group
                                                                                  81,000./4/

     _____________________
     /1/ Represents options approved by the Committee for grant on February 16, 1999, subject to stockholder approval with exercise price of $12 1/2 per share (fair market value on 2/16/99).
     /2/ Fair market value of Corporation Stock on February 26, 1999, was $12 3/8 per share. No options were "in the money" as of February 26, 1999.
     /3/ Represents options approved by the Board on December 15, 1998, based upon Bank performance for the entire 1998 calendar year, subject to stockholder approval with an exercise price of $13 3/4 per share (fair market value on 12/15/98). December 15, 1998, was set as the conditional grant date due to proposed accounting changes effective after December 15, 1998.
     /4/ Represents conditional grants made February 16, 1999, to 14 persons in the aggregate representing 36,000 shares and 45,000 shares to be awarded to other selected employees after February 26, 1999, on the basis of their contribution to the Bank in 1998.

                               LEGAL PROCEEDINGS

     In the opinion of the management of the Corporation, there are no proceedings pending to which the Corporation is a party or to which its property is subject, which, if determined adversely to the Corporation, would be material in relation to the Corporation's undivided profits or financial condition.
There are no proceedings pending other than routine litigation incident to the business of the Corporation. In addition, no material proceedings are pending or are known to be threatened or contemplated against the Corporation by government authorities.

                        INDEPENDENT PUBLIC ACCOUNTANTS

     The accounting firm of Arthur Andersen, LLP, acted as the Bank's and the Corporation's independent public accountant for the 1998 fiscal year and has been selected to act as the Corporation's and the Bank's independent public accountant for the 1999 fiscal year.

                                 ANNUAL REPORT

     A copy of the Corporation's Annual Report for its fiscal year ended December 31, 1998 is enclosed with this Proxy Statement. A representative of Arthur Andersen, LLP, the accounting firm which examined the financial statements in the Annual Report, will attend the meeting. The representative will have the opportunity to make a statement, if he desires to do so, and will be available to respond to any appropriate questions concerning the Annual Report presented by shareholders at the Annual Meeting.

                             SHAREHOLDER PROPOSALS

     Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the SEC, wishes to submit a proposal for inclusion in the Corporation's Proxy Statement for its 2000 Annual Meeting of Shareholders must deliver such proposal in writing to the Secretary of Harris Financial, Inc., at its principal executive offices, 235 North Second Street, Harrisburg, Pennsylvania 17101, not later than November 18, 1999, (December 18, 1999, to submit a Director nomination).

                                 OTHER MATTERS

     The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the accompanying Notice of Annual Meeting of Shareholders, but if any matters are properly presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their best judgment.

                                    (Remainder of Page Intentionally Left Blank)

                            ADDITIONAL INFORMATION

     UPON WRITTEN REQUEST OF ANY SHAREHOLDER, A COPY OF THE BANK'S REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1998, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND WHICH SERVES AS THE BANK'S ANNUAL DISCLOSURE STATEMENT UNDER SEC RULE 13A-1 OF THE SECURITIES EXCHANGE ACT OF 1934, MAY BE OBTAINED, WITHOUT CHARGE, FROM JAMES L. DURRELL, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, HARRIS FINANCIAL, INC., 235 NORTH SECOND STREET, HARRISBURG, PENNSYLVANIA 17101.

                                    (Remainder of Page Intentionally Left Blank)

                                 APPENDIX "A"

                            HARRIS FINANCIAL, INC.
                       1999 INCENTIVE STOCK OPTION PLAN
                       --------------------------------


1.   PURPOSE:
     --------

     The purpose of the Harris Financial, Inc. (the "HFI") 1999 Incentive Stock Option Plan (the "Plan") is to advance the interest of HFI and its affiliates and its shareholders by providing those key employees of HFI and its Affiliates, including Harris Savings Bank (the "Bank") and Harris Financial, MHC (the "Holding Company"), upon whose judgment, initiative and efforts the successful conduct of the business of HFI and its affiliates largely depends, with additional incentive to perform in a superior manner. A purpose of the Plan is also to attract people of experience and ability to the service of HFI and its Affiliates.


2.   DEFINITIONS:
     ------------

     a. "Affiliate" means (i) a member of a controlled group of corporations of which the Bank and its subsidiaries are members; (ii) an unincorporated trade or business which is under common control with HFI as determined in accordance with Section 414(c) of the Internal Revenue Code (the "Code") and the regulations issued thereunder; or (iii) the Holding Company. For the purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and (e)(3)(C).

     b. "Award" means a grant of Non-statutory Stock Options, Incentive Stock Options, and/or Limited Rights under the provisions of this Plan.

     c.   "Board of Directors" or "Board" means the board of directors of HFI.

     d.   "Change in Control" of HFI, the Bank or the Holding Company shall mean
(i) a plan of reorganizations, merger, merger conversion, consolidation or sale of all or substantially all of the assets of HFI, the Bank or the Holding Company or a similar transaction occurs in which HFI, the Bank or the Holding Company is not the resulting entity; (ii) individuals who constitute the board of directors of HFI, the Bank or the board of trustees of the Holding Company on the date hereof cease for any reason to constitute a majority thereof; or (iii) a change in control within the meaning of 12 C.F.R. Section 303.4(a) or 12 C.F.R. Section 225.41(b) occurs, as determined by the board of directors of HFI, the Bank or he board of trustees of the Holding Company. In the event the Holding Company converts from the mutual form of organization to the stock form of organization at any time subsequent to the effective date of this Agreement ("Fully Converted Holding Company"), a "change in control" of HFI, the Bank or the Fully Converted Holding Company for purposes of this Agreement shall mean an event of a nature that (I) would be required to be reported in response to Item 1 of the current report of Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the Exchange Act"); or (II) results in a Change in Control of HFI, the Bank or the Fully Converted Holding Company within the meaning of the Change in Bank Control Act and the Rules and Regulations promulgated by the Federal Deposit Insurance Corporation ("FDIC") at 12 C.F.R. (S) 303.4(a) with respect to the Bank and the Board of Governors of the Federal Reserve System ("FRB") at 12 C.F.R.
(S)225.41(b) with respect to the Fully Converted Holding Company, as in effect on the date hereof; (III) results in a transaction requiring prior FRB approval under the Bank Holding Company Act of 1956 and the regulations promulgated thereunder by the FRB at 12 C.F.R. (S)225.11, as in effect on the date hereof; or (IV) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Section 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of HFI, the Bank or the Fully Converted Holding Company representing 20% or more of HFI's, the Bank's or the Fully Converted Holding Company's outstanding securities except for any securities of HFI or the Bank purchased by the Fully Converted Holding Company in connection with the conversion of the Company to the stock form and any securities purchased by the Bank's employee stock ownership plan and trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Fully Converted Holding Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of HFI, the Bank or the Fully Converted Holding Company or similar transaction occurs in which HFI, the Bank or the Fully Converted Holding Company is not the resulting entity; or (d) a proxy statement shall be distributed soliciting proxies from stockholders of the Fully Converted Holding Company, by someone other than the current management of the Fully Converted Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Fully Converted Holding Company, HFI or the Bank or similar transaction with one of more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by HFI, the Bank of the Fully Converted Holding Company; or (e) a tender offer is made for 20% or more of the voting securities of HFI, the Bank or Fully Converted Holding Company then outstanding.

     e. "Committee" means a committee consisting of non-employee members of the Board of Directors, all of whom are "disinterested directors" as such term is defined under Rule 16b-3 under the Securities Exchange Act, as amended, as promulgated by the Securities and Exchange Commission.

     f. "Common Stock" means the Common Stock of HFI, par value, $0.01 per share.

     g. "Conversion Transaction" means the conversion of the Holding Company from the mutual to stock form of organization either on a stand alone basis or in the context of a merger conversion.

     h. "Date of Grant" means the date an Award granted by the Committee is effective pursuant to the terms hereof.

     i. "Disability" means disability as defined in the Bank's retirement plan, or if not so defined, shall mean the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said participant's lifetime.

     j. "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the average of the reported bid and ask price of the Common Stock as reported by the

National Association of Securities Dealers Automated Quotation System (as published by the Wall Street Journal, if published) or such other quotation system, as may be applicable, on such date or if the Common Stock was not traded on such date, on the next preceding date on which the Common Stock was traded thereon or the last previous date on which a sale is reported.

     k. "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designed as an Incentive Stock Option pursuant to
Section 9.

     l. "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 10.

     m. "Non-statutory Stock Option" means an Option granted by the Committee to a participant and which is not designated by the Committee as an Incentive Stock Option.

     n.   "Option" means Award granted under Section 8 or Section 9.

     o. "Participate" means an employee of HFI, the Bank, the Holding Company or their affiliates chosen by the Committee to participate in the Plan.

     p. "Plan Year(s)" means a calendar year or years commencing on or after January 1, 1999.

     q. "Retirement" means termination of employment with HFI, the Bank, the Holding Company or their affiliates pursuant to a written notice by the Recipient, after attaining normal retirement age, to HFI of such Recipient's intent to retire.

     r. "Termination for Cause" means the termination upon an intentional failure to perform stated duties, breach of a fiduciary duty involving personal dishonesty, which results in material loss to HFI, the Bank, the Holding Company or one of their affiliates or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and desist order which results in material loss to HFI, the Bank, the Holding Company or one of their affiliates.

3.   ADMINISTRATION:
     ---------------

     The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it sees necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it sees as necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.


4.   TYPES OF AWARDS:
     -----------------

     Awards under the Plan may be granted in any one or a combination of:

     a.   Non-statutory Stock Options; and
     b.   Incentive Stock Options;
     c.   Limited Rights
          as defined below in paragraphs 8 through 10 of the Plan.

5.   STOCK SUBJECT TO THE PLAN:
     --------------------------

     Subject to adjustment as provided in Section 16, the maximum number of shares reserved for purchase pursuant to the exercise of options granted under the Plan is 1,000,000 shares of Common Stock of HFI, par value $0.01 per share. These shares of Common Stock may be either authorized but unissued shares or shares previously issued and reacquired by the Bank. To the extent that options or Limited Rights are granted under the Plan, the shares underlying such options will be unavailable for future grants under the Plan except that, to the extent that options together with any related Limited Rights granted under the Plan terminate, expire or are canceled without having been exercised (in the case of Limited Rights, exercised for cash) new Awards may be made with respect to these shares.


6.   ELIGIBILITY:
     ------------

     Officers and other employees of HFI, the Bank, the Holding Company or their affiliates shall be eligible to receive Incentive Stock Options, Non-statutory Stock Options and/or Limited Rights under the Plan. Directors who are not employees or officers of HFI, the Bank, the Holding Company or their affiliates shall not be eligible to receive Awards under the Plan.


7.   VESTING OF OPTIONS:
     -------------------

     Notwithstanding anything elsewhere set forth herein options granted hereunder shall begin to vest no earlier than stockholder Plan approval or the effective date of grant which ever is later and vest at a rate of no greater than 20% per year. However, in the event of death, retirement or disability (or change in control of HFI, the Bank or the Holding Company, subject to regulatory approval) all options shall vest immediately.


8.   NON-STATUTORY STOCK OPTIONS:
     ----------------------------

     a.   Grant of Non-statutory Stock Options.
          -------------------------------------

          The Committee may, from time to time, grant Non-statutory Stock Options to eligible employees and, upon such terms and conditions as the Committee may determine, grant Non-statutory options in exchange for and upon surrender of previously granted Awards under this Plan. Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions:

          i.   Price.  The purchase price per share of Common Stock deliverable
               ------
upon the exercise of each Non-statutory Stock Option shall be determined by the Committee on the date the option is granted. Such purchase price shall not be less than 100% of the Fair Market Value of HFI's Common Stock on the Date of Grant. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of HFI at the Fair Market Value of such shares on the date of surrender determined in the manner described in Section 2(j).

          ii.  Terms of Options.  The terms during which each Non-statutory
               ----------------
Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-statutory Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. The committee shall determine the date on which each Non-statutory Stock Option shall become exercisable and may provide that a Non-statutory stock Option shall become exercisable in installments. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable. Notwithstanding the above, in the event of a Change in Control of HFI, the Bank or the Holding Company and subject to regulatory approval all Non-statutory Stock Options shall become immediately exercisable.

          iii. Termination of Employment.  Upon the termination of a
               --------------------------
Participant's service for any reason other than Disability, Retirement, death or Termination for Cause, the Participant's Non-statutory Stock Options shall be exercisable only as to those shares which were immediately purchasable by the Participant at the date of termination and only for a period of three months following termination. In the event of Termination for Cause, all rights under the Participant's Non-statutory Stock Options shall expire upon termination. In the event of the death, Disability or Retirement of any Participant, all Non-statutory Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representative or beneficiaries of the Participant for one year or such longer period as determined by the Committee following the date of the Participant's death, Retirement or cessation of employment due to Disability, provided that in no event shall the period extend beyond the expiration of the Non-statutory Stock Option terms.


9.   INCENTIVE STOCK OPTIONS:
     ------------------------

     a.   Grant of Incentive Stock Options:
          ---------------------------------

          The Committee may, from time to time, grant Incentive Stock Options to eligible employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

          i.   Price.  The purchase price per share of Common Stock deliverable
               ------
upon the exercise of each Incentive Stock Option shall not be less than 100% of the Fair Market Value of HFI's Common Stock on the Date of Grant. However, if a Participant owns stock possessing more than 10% of the total combined voting power of all classes of Common Stock of HFI, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of HFI's Common Stock on the Date of Grant. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of HFI at the Fair Market Value of such shares on the date of surrender determined in the manner described in Section 2(j).

          ii.  Amounts of Options.  Incentive Stock Options may be granted to
               -------------------
any eligible employee in such amounts as determined by the Committee. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Participant's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The provisions of this
Section 9 shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award under this Section 9 exceeds this $100,000 limit, the portion of the award in excess of such limit shall be deemed a Non-statutory Stock Option.

          iii. Terms of Options.  The term during which each Incentive Stock
               -----------------
Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If at the time an Incentive Stock Option is granted to an employee, the employee owns Common Stock representing more than 10% of the total combined voting power of all such classes of Common Stock, by reason of the ownership of such classes of Common Stock, of HFI (or, under Section 425(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendant of such employee, or by or for any corporations, partnership, estate of trust of which such employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to such employee shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution and is exercisable in his lifetime only by the employee to whom it was granted.

          The Committee shall determine the date on which each Incentive Stock Option shall become exercisable and may provide that an Incentive Stock Option shall become exercisable in installments. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable, provided that the amount able to be first exercised in a given year is consistent with the terms of Section 422 of the Code. Notwithstanding the above, in the event of a Change in Control of the Holding Company and subject to regulatory approval all Incentive Stock Options shall become immediately exercisable.

          iv.  Termination of Employment.  Upon the termination of a
               --------------------------
Participant's service for any reason other than Disability, Retirement, Change in Control, death or Termination for Cause, the Participant's Incentive Stock Options shall be exercisable only as to those shares which were immediately purchasable by the Participant at the date of termination and only for a period of three months following termination. In the event of Termination for Cause all rights under the Participant's Incentive Stock Options shall expire upon termination.

          In the event of death or Disability of any employee, all Incentive Stock Options held by such the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or the Participant's legal representatives or beneficiaries for one year following the date of the Participant's death or cessation of employment due to Disability. Upon termination of the Participant's service due to Retirement, or a Change in Control, all Incentive Stock Options held by such Participant whether or not exercisable at such time, shall be exercisable for a period of one year following the date of Participant's cessation of employment, provided however, that such option shall not be eligible for treatment as an Incentive Stock Option in the event such option is exercised more than three months following the date of the participant's Retirement. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

          v.   Compliance with Code.  The options granted under this Section 9
               ---------------------
of the Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, but HFI makes no warranty as to the qualification of any option as an incentive stock option within the meaning of
Section 422 of the Code.


10.  LIMITED RIGHTS:
     ---------------

     a.   Grant of Limited Rights.
          ------------------------

          Simultaneously with the grant of any option, the Committee may grant a Limited Right with respect to all or some of the shares covered by such option. Limited Rights granted under this Plan are subject to the following terms and conditions:

          i.   Terms of Rights.  In no event shall a Limited Right be
               ----------------
exercisable in whole or in part before the expiration of six months from the Date of Grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control of HFI, the Bank or the Holding Company except that such rights may not be exercised in the event of a change in control resulting from a stand-alone mutual to stock conversion of the Holding Company.

          The Limited Right may be exercised only when the underlying option is eligible to be exercised, and only when the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related option.

          Upon exercise of a Limited Right, the related option shall cease to be exercisable. Upon exercise or termination of an option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying option. The Limited Right is transferable only when the underlying option is transferable and under the same conditions.

          ii.  Payment.  Upon exercise of a Limited Right, the holder shall
               --------
promptly receive from HFI an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised.

          iii. Termination of Employment.  Upon the termination of a
               --------------------------
Participant's service for any reason other than Termination for Cause, any Limited Rights held by the Participant shall then be exercisable for a period of one year following termination. In the event of Termination for Cause, all Limited Rights held by the Participant shall expire immediately. Upon termination of the Participant's employment for reason of death, Retirement or Disability, all Limited Rights held by such Participant shall be exercisable by the Participant or the Participant's legal representative or beneficiaries for a period of one year from the date of such termination. In no event shall the period extend beyond the expiration of the term of the related option.


11.  LIMITATIONS UPON EXERCISE OF OPTIONS:
     -------------------------------------

     Notwithstanding any other provision of this Plan, so long as the Holding Company remains in the mutual form of organization, an option granted under this Plan may not be exercised if the exercise of such an option would result in the Holding Company owning less than 50.1% of the Common Stock of HFI.

12.  SURRENDER OPTION:
     -----------------

     In the event of a Participant's termination of employment as a result of death, disability or Retirement, the Participant (or the Participant's personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee make application to surrender all or part of options held by such Participant in exchange for a cash payment from HFI or an amount equal to the difference between the Fair market Value of the Common Stock on the date of termination of employment and the exercise price per share of the option on the Date of Grant. Whether the Committee accepts such application or determine to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Committee is under no obligation to any Participant whatsoever to make such payments. In the event that the Committee accepts such application and HFI determines to make payment, such payment shall be in lieu of the exercise of the underlying option and such option shall cease to be exercisable.

13.  RIGHTS OF A SHAREHOLDER - NONTRANSFERRABILITY:
     ----------------------------------------------

     No Participant shall have any rights as a shareholder with respect to any shares covered by a Non-statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ of HFI, the Bank, the Holding Company or their Affiliates or to continue to perform services for HFI, the Bank, the Holding Company or their Affiliates or interferes in any way with the right of HFI, the Bank, the Holding Company or their Affiliates to terminate a Participant's services as an officer or other employee at any time.

     No Award under the Plan shall be transferable by the optionee other than by will or the laws of descent and distribution and may only be exercised during his lifetime by the optionee, or by a guardian or legal representative.


14.  AGREEMENT WITH GRANTEES:
     ------------------------

     Each Award of Options, and/or Limited Rights will be evidenced by a written agreement, executed by the participant and HFI, the Bank, the Holding Company or their Affiliates which describes the conditions for receiving the Awards including the date of Award, the purchase price if any, applicable periods and any other terms and conditions as may be required by the Board of Directors or applicable securities law.


15.  DESIGNATION OF BENEFICIARY:
     --------------------------

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any stock option or Limited Rights Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to HFI and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.


16.  DILUTION AND OTHER ADJUSTMENTS:
     -------------------------------

     In the event of any change in the outstanding shares of Common Stock of HFI by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by HFI, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

     a. adjustments in the aggregate number or kind of shares of Common Stock which may be awarded under the Plan;

     b. adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan;

     c. adjustment in the purchase price of outstanding Incentive and/or Non-statutory Stock Options, or any Limited Rights attached to such options.

          No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award.


17.  TREATMENT OF OPTIONS IN THE EVENT OF A CONVERSION TRANSACTION:
     --------------------------------------------------------------

     In the event that the Holding Company converts to stock form in a Conversion Transaction ("Fully Converted Holding Company"), any options outstanding shall at the option of the holder, (i) be convertible into options for Common Stock of the Fully Converted Holding Company, or (ii) be exercised by the holder prior to the effective Date of the Conversion Transaction and the holder shall be entitled to exchange, in the same manner as other minority stockholders of HFI, the shares of Common Stock of HFI received upon such exercise for shares of Common Stock of the Fully Converted Holding Company; Provided, however, that if for any reason such options are not to be converted or such shares are not exchanged, the holders of options under this plan shall receive cash payment for such options in an amount equal to the appraised value of the underlying securities represented by such options. With respect to options that have been exercised prior to the Conversion Transaction, the Fully Converted Holding Company shall redeem such shares for cash in the same manner as such redemption would occur for other minority stockholders of HFI. Any exchange, conversion of options, or cash payment for shares shall be subject to applicable federal and state regulations and, if necessary, subject to the approval of the appropriate regulatory authorities.


18.  TAX WITHHOLDING:
     ----------------

     There shall be deducted from each distribution of cash and/or Common Stock under the Plan the amount required by any governmental authority to be withheld for income tax purposes. If this Plan is qualified under 17 C.F.R. 240.16b-3 of the Exchange Act Rules, then any withholding shall comply with 17 C.F.R. 240.16b-3(e).


19.  AMENDMENT OF THE PLAN:
     ----------------------

     The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect; provided however, that if it has been determined by the Board of Directors to continue to qualify the Plan under the Securities and Exchange Commission Rule 16b-3, shareholder approval shall be required for any such modification or amendment which:

     a. increases the maximum number of shares for which options may be granted under the Plan (subject, however, to the provisions of Section 16 hereof);

     b. reduces the exercise price at which Awards may be granted subject, however, to the provisions of Section 16 hereof);

     c. extends the period during which options may be granted or exercised beyond the time originally prescribed; or

     d.   changes the persons eligible to participate in the Plan.

     Failure to ratify or approve amendments or modification to subsections (a) through (d) of this Section by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Plan will remain in full force and effect.

No such termination, modification or amendment may affect the rights of a Participant under an outstanding Award.


20.  EFFECTIVE DATE OF PLAN:
     -----------------------

     The Plan shall become effective on January 4, 1999, (the "Effective Date"). The Plan shall be presented to shareholders of HFI for ratification for purposes of: (i) obtaining favorable treatment under Section 16(b) of the Securities Exchange Act of 1934; (ii) satisfying one of the requirements of Section 422 of the Code governing the tax treatment for Incentive Stock Options; and (iii) if applicable, maintaining listing on the NASDAQ National Market System; (iv) satisfying regulatory approval requirements.


21.  TERMINATION OF THE PLAN:
     ------------------------

     The right to grant Awards under the Plan will terminate upon the earlier of ten (10) years after the Effective Date of the Plan or the issuance of Common Stock or the exercise of options or related Limited Rights equivalent to the maximum number of shares reserved under the Plan as set forth in Section 5. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.


22.  APPLICABLE LAW:
     ---------------

     The Plan will be administered in accordance with the laws of the Commonwealth of Pennsylvania.

23.  COMPLIANCE WITH SECTION 16:
     ---------------------------

     If this Plan is qualified under 17 C.F.R. 240.16b-3 of the Exchange Act Rules, with respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any of the provisions of the Plan or actions by the Committee fail to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                                          /s/ Charles C. Pearson
__________________________                --------------------------------------
Date Adopted                              Charles C. Pearson, Jr.
                                          Chief Executive Officer and President

__________________________                ______________________________________
Date Ratified                             Richard C. Ruben
 by Stockholders                          Secretary

                                 APPENDIX "B"


                            HARRIS FINANCIAL, INC.
                 1999 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS
                 --------------------------------------------


1.   PURPOSE

     The purpose of the Harris Financial, Inc. (the "HFI") 1999 Stock Option Plan for Outside Directors of HFI and its affiliates, including its subsidiary, Harris Savings Bank (the "Bank") and its parent holding company, Harris Financial, MHC (the "Holding Company")(the "Directors' Option Plan") is to promote the growth and profitability of HFI, the Bank and the Holding Company by providing outside Directors of HFI, the Bank and its affiliates with an incentive to achieve long-term objectives of the Bank and the Corporation and to attract and retain non-employee directors of outstanding competence by providing such outside directors with an opportunity to acquire an equity interest in HFI.


2.   GRANT OF OPTIONS


     A.   Grants to Outside Directors
          ---------------------------

          Each non-employee director and Chairman of HFI and an operating subsidiary of HFI (presently, the Bank) shall annually, based upon the prior year's performance of the operating subsidiary or HFI, be granted non-statutory stock options to purchase 2,000 shares of the Common Stock of HFI ("Common Stock")(the Chairman shall be granted options to purchase 4,000 shares) if the operating subsidiary (or in the case of Directors of HFI who are not also Directors of an operating subsidiary, HFI) meets or exceeds 80% of the corporate plan objectives (Return on Equity and Earnings Per Share) previously established by the Board of Directors for the operating subsidiary (or HFI) for the prior year.

          For Directors serving for less than the full calendar year as the result of an interim appointment the options granted for those Directors shall be pro-rated based upon their time of service for the immediate prior year.


     B.   Ineligibility
          -------------


     An option under the Directors' Option Plan shall not be granted to any Outside Director who at any previous time was an employee of HFI, the Bank or the Holding Company and in such capacity was eligible to receive any options to purchase Common Stock. No Outside Director shall be eligible to receive Options for service on more than one affiliated board.


     C.   Fair Market Value
          -----------------


     For purposes of the Directors' Option Plan, when used in connection with Common Stock on a certain date, Fair Market Value means the average of the bid and ask prices of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System (as published by the Wall Street Journal, if published), or such other quotation system, on the effective date of the grant, or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded and reported.

3.   TERMS AND CONDITIONS


     A.   Vesting of Options
          ------------------

          All options granted hereunder shall begin to vest no earlier than stockholder Plan approval or the effective date of grant which ever is later and vest at a rate of no greater than 20% per year. However, in the event of death, retirement or disability (or change in control of HFI, the Bank or the Holding Company, subject to regulatory approval) all options shall vest immediately.

     B.   Option Agreement
          ----------------

          Each option shall be evidenced by a written option agreement between HFI and the outside director specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions which are not inconsistent with the terms of this grant.

     C.   Termination of Options
          ----------------------

          Each option shall expire upon the earlier of (i) one hundred and twenty (120) months following the date of grant, or (ii) one (1) year following the date of which the outside director ceases to serve in such capacity for any reason other than removal for cause. Provided, however, that if the Participant's service on the Board of Directors is terminated prior to the date the Plan is presented to the shareholders of HFI for ratification, the option may not be exercised prior to the date of the shareholders' meeting regarding such ratification but shall remain exercisable for a period of three (3) years from the date of such meeting. If the Outside Director dies before fully exercising any portion of an option then exercisable, such option may be exercised by such Outside Director's personal representative(s), heir(s) or devisee(s) at any time within the three (3) years period following his or her death; provided, however, that in no event shall the option be exercisable more than one hundred twenty (120) months after the date of its grant. If the Outside Director is removed for cause all options awarded to him shall expire upon such termination.


     D.   Manner of Exercise
          ------------------

          The options may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the Chief Executive Officer of HFI. Such notice is irrevocable and must be accompanied by full payment of the exercise price (as determined in Section II. C. hereof) in cash or shares of previously acquired Common Stock of HFI at the Fair Market Value of such shares determined on the exercise date by the manner described in paragraph II.C. above or by such other means as determined by the Board of Directors. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the value of such shares shall be determined as of the date of such exercise.


     E.   Transferability
          ---------------

          Each option granted hereby may be exercised only by the Outside Director to whom it is issued or in the event of the Outside Director's death, his or her personal representative(s) or designee(s) or devisee(s) pursuant to the terms of Section III.C. hereof.

     F.   Termination of Service
          ----------------------

          Upon the termination of a recipient's service for any reason other than disability, retirement, Change in Control, death or removal for cause, the participant's stock options shall be exercisable only as to those shares which were immediately purchasable by the recipient at the date of termination.

     In the event of death or disability of any recipient, all stock options held by such recipient, whether or not exercisable at such time, shall become immediately exercisable by the recipient or the recipient's legal representatives or beneficiaries. Upon termination of the recipient's service due to retirement, or subject to regulatory approval, a Change in Control, all stock options held by such recipient, whether or not exercisable at such time, shall become immediately exercisable. For purpose of this plan the following terms are defined:

     i. "Change in Control" for purposes of this Plan, a "Change in Control" of HFI, the Bank or the Holding Company shall (i) a plan of reorganization, merger, merger conversion, consolidation or sale of all or substantially all of the assets of HFI, the Bank or the Holding Company or a similar transaction occurs in which HFI, the Bank or the Holding Company is not the resulting entity; (ii) individuals who constitute the board of directors of HFI, the Bank or the Board of Directors of the Holding Company on the date hereof cease for any reason to constitute a majority thereof; or (iii) a change in control within the Board of Directors of HIF, the Bank or the Board of Trustees of the Holding Company. In the event the Holding Company converts from the mutual form of organization to the stock form of organization at any time subsequent to the effective date of this Agreement ("Fully Converted Holding Company") a "change in control" of HFI, the Bank or the Fully Converted Holding Company for purposes of this Agreement shall mean an event of a nature that (I) would be required to be report in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or
          (II) results in a Change in Control of HFI, the Bank or the Fully Converted Holding Company within the meaning of the Change in Bank Control Act and the Rules and Regulations promulgated by the Federal Deposit Insurance Corporation ("FDIC") at 12 C.F.R. (S) 303.4(a) with respect to the Bank and the Board of Governors of the Federal Reserve System ("FRB") at 12 C.F.R. (S) 225.41(b) with respect to HFI or the Fully Converted Holding Company, as in effect on the date hereof;
          (III) results in a transaction requiring prior FRB approval under the Bank Holding Company Act of 1956 and the regulations promulgated thereunder by the FRB at 12 C.F.R. (S) 225.11, as in effect on the date hereof; or (IV) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Section 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Stock Company representing 20% or more of the Bank's or the Fully Converted Holding Company's outstanding securities except for any securities of HFI purchased by the Fully Converted Holding Company in connection with the conversion of the Holding Company to the stock form and any securities purchased by the Bank's employee stock ownership plan and trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-
               quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Fully Converted Holding Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of HFI, the Bank or the Fully Converted Holding Company or similar transaction occurs in which HFI, the Bank or the Fully Converted Holding Company is not the resulting entity; or (d) a proxy statement shall be distributed soliciting proxies from stockholders of HFI, the Bank or the Fully Converted Holding Company by someone other than the current management of the Fully Converted Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of HFI, the Bank or the Fully Converted Holding Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by HFI, the Bank or the Fully Converted Holding Company; or (e) a successful tender offer is made for 20% or more of the voting securities of HFI, the Bank or Fully Converted Holding Company then outstanding.


          ii. "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an outside director to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Board that it is either not possible to determine when such disability will terminate or that it appears probable that such disability will be permanent during the remainder of said recipient's lifetime.

          iii. "Retirement" means the termination of service from the Board of Directors of HFI or the Bank following written notice to the Board as a whole of such Director's intention to retire after having reached normal retirement age of 65 years.

     G.   Limitation Upon Exercise of Options
          -----------------------------------

          Notwithstanding any other provision of this Directors' Option Plan, so long as the Holding Company remains in the mutual form of organization an option granted under this Plan may not be exercised if the exercise of such an option would result in the Holding Company owning less than 50.1 percent of the Common Stock of HFI.

4.        COMMON STOCK SUBJECT TO THE DIRECTORS' OPTION PLAN

          The shares which shall be issued and delivered upon exercise of options granted under the Directors' Option Plan may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock held by HFI as treasury stock. The number of shares of Common Stock reserved for issuance under the Directors' Option Plan shall not exceed 125,000 shares of Common Stock of HFI, par value $.01 per share, subject to adjustments pursuant to this Section IV. Any shares of Common Stock subject to an option which for any reason either terminates unexercised or expires, shall again be available for issuance under the Directors' Option Plan.

     In the event of any change or changes in the outstanding Common Stock of HFI by reason of any stock dividend or split, recapitalization, reorganization, merger, consolidation, spin-off, combination or any similar corporate change, or other increase or decrease in such shares effected without receipt or payment of consideration by HFI, the number of shares of Common Stock which may be issued under this Directors' Option Plan, the number of shares of Common Stock subject to options granted under this Directors' Option Plan and the option rice of such options, shall be automatically adjusted to prevent dilution or enlargement of the rights granted to an Outside Director under the Directors' Option Plan.

5.   TREATMENT OF OPTIONS IN THE EVENT OF A CONVERSION TRANSACTION

     In the event that the Holding Company converts to stock form in a Conversion Transaction ("Fully Converted Holding Company"), any options outstanding shall, at the option of the holder, (i) be convertible into options for Common Stock of the Fully Converted Holding Company, or (ii) be exercised by the holder prior to the Effective Date of the Conversion Transaction and the holder shall be entitled to exchange, in the same manner as other minority stockholders of HFI, the shares of Common Stock of HFI received upon such exercise for shares of Common Stock of the Fully Converted Holding Company; provided, however, that if for any reason such options are not to be converted or such shares are not exchanged, the holders of options under this Plan shall receive cash payment for such options in an amount equal to the appraised value of the underlying securities represented by such options. With respect to options that have been exercised prior to the Conversion Transaction, the Fully Converted Holding Company will redeem such shares for cash in the same manner as such redemption would occur for other minority shareholders of HFI. Any exchange, conversion of options, or cash payment for shares shall be subject to applicable federal and state regulations and, if necessary, subject to the approval of the appropriate regulatory authorities.

6.   EFFECTIVE DATE OF THE PLAN; SHAREHOLDER RATIFICATION

     The Directors' Option Plan after adoption by the Board of Directors shall have an effective date of December 15, 1998, and shall become operative after stockholder ratification and approval. The Directors' Option Plan shall be presented to shareholders of HFI for ratification for purposes of (i) obtaining favorable treatment under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (ii) if applicable, maintaining listing on the NASDAQ National Market System; and (iii) complying with regulatory conditions for approval.

7.   TERMINATION OF THE PLAN

     The right to grant options under the Directors' Option Plan will terminate upon the earlier of ten years after the Effective Date of the Plan, or the issuance of 125,000 shares of Common Stock (the maximum number of shares of Common Stock reserved for under this Plan). The Board of Directors or a majority of the outstanding shares of the Common Stock entitled to vote is required to terminate the Directors' Option Plan; provided, however, no such
                                                                   -
termination shall, without the consent of the affected individual, affect such individual's rights under a previously granted option.

8.   AMENDMENT OF THE PLAN

     The Directors' Option Plan may be amended from time to time by the Board of Directors of HFI provided that Sections II and III hereof, "shall not be amended more than once every six (6) month other than to comport with the Internal Revenue Code of 1986, as amended, or the

Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Except as provided in Section IV hereof, rights and obligations under any option granted before an amendment shall not be altered or impaired by such amendment without the written consent of the optionee. If the Directors' Option Plan becomes qualified under 17 C.F.R. (S) 16(b)-3 of the rules and regulation promulgated under the Exchange Act and an amendment would require shareholder approval under such rule 16(b)-3 to retain the Plan's qualification, then such amendment shall be presented to shareholders for ratification, provided, however, that the failure to obtain shareholder ratification shall not affect the validity of this Plan as so amended and the options granted thereunder so long as initially approved by a majority of the minority stockholders.

9.   APPLICABLE LAW

     The Plan will be administered in accordance with the laws of the Commonwealth of Pennsylvania

10.  COMPLIANCE WITH SECTION 16

     If this Plan is qualified under 17 C.F.R. 240.16(b)-3 of the Securities Exchange Act of 1934 Rules, transactions under this Plan are intended to comply with all applicable conditions of Rule 16(b)-3 or its successors under the Exchange Act. To the extent any provisions of the Plan fail to so comply, it shall be deemed null and void, to the extent permitted by law.


                                              /s/ Charles C. Pearson
____________________________                  --------------------------------
Date Adopted by Board                         Charles C. Pearson, Jr.
                                              Chief Executive Officer and
                                              President

_____________________________                 ________________________________
Date Ratified by                              Richard C. Ruben
 Stockholders                                 Secretary

                            HARRIS FINANCIAL, INC.

                                     PROXY

                        ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON APRIL 20, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Bruce S. Isaacman, William
E. McClure, Jr. and Donald B. Springer and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Harris Financial, Inc. (The "Corporation") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the C. Ted Lick Wildwood Conference Center, Harrisburg Area Community College, One Hacc Drive, Harrisburg, Pennsylvania 17110-2999 on Tuesday, April 20, 1999, at 10:00 a.m., prevailing time, and at any adjournment or postponement thereof, as follows:

                          (Continued on reverse side)


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THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, IF    Please mark  [X]
NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR ALL NOMINEES, PROPOSALS 2 AND 3 LISTED BELOW,                     your vote as
                                                                                                                    indicated in
                                                                                                                    this example

ELECTION OF FOUR (4) CLASS II DIRECTIONS TO SERVE FOR A THREE-YEAR TERM.

   FOR all nominees          WITHHOLD              NOMINEES: JIMMIE C. GEORGE, ROBERT A. HOUCK, WILLIAM A. SIVERLING,
   listed to the right       AUTHORITY             ROBERT E. POOLE
  (except as marked to   to vote for all nominees  (INSTRUCTION: To withhold authority to vote for any individual nominee, write
                                                    -----------
   the contrary)           listed to the right      that nominee's name on the space provided below.)
      [_]                     [_]
                                                      ______________________________________________________________________________

2. The ratification and approval   3. The ratification and approval of the       In their discretion, the proxy holders are
   of the Harris Financial, Inc.      Harris Financial, Inc. 1999 Stock          authorized to vote for such other business as may
   1999 Incentive Stock Option        Option Plan for Outside Directors.         properly come before the Annual Meeting and any
   Plan.                                                                         adjournment or postponement thereof.

   FOR    AGAINST     ABSTAIN               FOR    AGAINST     ABSTAIN
   [_]      [_]        [_]                  [_]      [_]        [_]              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                                                                                 ELECTION OF THE CLASS II DIRECTORS, PROPOSALS 2
                                                                                 AND 3 LISTED ABOVE.


                                                                                 This proxy must be dated, signed by the shareholder
                                                                                 exactly as the name appears below and returned
                                                                                 promptly in the enclosed envelope. When signing as
                                                                                 attorney, executor, administrator, trustee or
                                                                                 guardian, please give full title. If more than one
                                                                                 trustee, all should sign. If stock is held jointly,
                                                                                 each owner should sign.

                                                                                 Dated:__________________________________ 1999


                                                                                 ________________________________________________
                                                                                 Signature

                                                                                 ________________________________________________
                                                                                 Signature

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